     As filed with the Securities and Exchange Commission on March 1, 2002

                                                     Registration No. 333-72596
                                                      Registration No. 811-4235
                                                    Fiscal Year End December 31
================================================================================

                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                               -----------------

                                   FORM S-6
                            REGISTRATION STATEMENT
                                     UNDER
                        THE SECURITIES ACT OF 1933 [X]
                             OF SECURITIES OF UNIT
                  INVESTMENT TRUSTS REGISTERED ON FORM N-8B-2

                               -----------------

                        POST-EFFECTIVE AMENDMENT NO. 1

                               -----------------

                        MONY AMERICA VARIABLE ACCOUNT L
                             (Exact Name of Trust)

                    MONY LIFE INSURANCE COMPANY OF AMERICA
                              (Name of Depositor)

                                 1740 Broadway
                           New York, New York 10019
                    (Address of Principal Executive Office)

                            Haroula K. Ballas, Esq.
                              Counsel, Operations
                          MONY Life Insurance Company
                                 1740 Broadway
                           New York, New York 10019
                    (Name and Address of Agent for Service)

                               -----------------

   Approximate date of proposed public offering: It is proposed that this filing will become effective:
   (check appropriate box)
      [_] immediately upon filing pursuant to paragraph (b) of Rule 485
      [_] on         pursuant to paragraph (b) of Rule 485
      [_] 60 days after filing pursuant to paragraph (a)(l) of Rule 485
      [X] on May 1, 2002 pursuant to paragraph (a)(l) of rule 485.
      [_] 75 days after filing pursuant to paragraph (a)(2) of Rule 485
      [_] on         pursuant to paragraph (a)(2) of Rule 485

   If appropriate, check the following box:
      [_]this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

   TITLE OF SECURITIES BEING REGISTERED: Flexible Premium Variable Universal Life Insurance Policies

================================================================================

                                    PART I

                    (INFORMATION REQUIRED IN A PROSPECTUS)

                        MONY America Variable Account L
                                  Prospectus
                           Dated May 1, 2002 for the
                   Variable Universal Life Insurance Policy
                                   Issued by
                    MONY Life Insurance Company of America
                                 1740 Broadway
                           New York, New York 10019

This prospectus describes an individual flexible premium variable life insurance policy offered by MONY Life Insurance Company of America ("we," "us," "our," or the "Company"). The Policy provides life insurance protection and premium flexibility.

We offer two death benefit options under the Policy. We guarantee that your death benefit will never be less than the amount specified in your Policy adjusted by any requested increases or decreases in your insurance protection, and less any debt you owe us.

Investments (premium payments) may accumulate on a variable basis, fixed basis, or both. If you choose the variable option, we will invest your premium payments in your choice of subaccounts of our variable account. Each subaccount invests in shares of the following portfolios:

The Alger American Fund                      Lord Abbett Series Fund
  [_]Alger American Balanced Portfolio         [_]Bond-Debenture Portfolio
  [_]Alger American MidCap Growth Portfolio    [_]Growth and Income Portfolio
Enterprise Accumulation Trust                  [_]Mid-Cap Value Portfolio
  [_]Equity Income Portfolio                 MFS Variable Insurance Trust
  [_]Global Socially Responsive Portfolio      [_]MFS Mid Cap Growth Series
  [_]Growth Portfolio                          [_]MFS New Discovery Series
  [_]Growth and Income Portfolio               [_]MFS Total Return Series
  [_]Managed Portfolio                         [_]MFS Utilities Series
  [_]Multi-Cap Growth Portfolio              MONY Series Fund, Inc.
  [_]Small Company Growth Portfolio            [_]Government Series Portfolio
  [_]Small Company Value Portfolio             [_]Long Term Bond Portfolio
  [_]Total Return Portfolio                    [_]Money Market Portfolio
INVESCO Variable Series Funds, Inc.          PIMCO Variable Insurance Trust
  [_]INVESCO VIF -- Financial Services Fund    [_]Global Bond Portfolio
  [_]INVESCO VIF -- Health Sciences Fund       [_]Real Return Bond Portfolio
  [_]INVESCO VIF -- Telecommunications Fund    [_]StocksPLUS Growth and Income Portfolio
Janus Aspen Series                           The Universal Institutional Funds, Inc.
  [_]Capital Appreciation Portfolio            [_]Emerging Markets Equity Portfolio
  [_]Flexible Income Portfolio                 [_]Global Value Equity Portfolio
  [_]International Growth Portfolio            [_]U. S. Real Estate Portfolio

You bear the investment risk if you allocate your premium payments to the variable account.

If you choose the fixed option, we will invest your premium payments in the guaranteed interest account where your payments will grow at the rate of at least 4.5% annually. We take the investment risk of premium payments allocated to the guaranteed interest account.

The amount of life insurance may, and your Policy's value will, depend on the investment experience of the options you choose.

If you already own a life insurance policy, it might not be to your advantage to replace your existing insurance coverage with this Policy.

An investment in this Policy is not a bank deposit. Neither the U.S. government nor any governmental agency insures or guarantees your investment in the Policy.

The Securities and Exchange Commission has not approved or disapproved this Policy or determined that this prospectus is accurate or complete. Anyone who tells you otherwise is committing a federal crime.

                               TABLE OF CONTENTS

           Definitions...........................................  6
           Policy Summary........................................  7
              The Policy in General..............................  7
              Premiums...........................................  7
              Allocation of Premiums.............................  7
              Fund Value.........................................  8
              Charges and Deductions.............................  9
              Portfolio Expense Table............................ 10
              Cash Benefits...................................... 11
              Death Benefit...................................... 11
           Risk Summary.......................................... 12
              Poor Fund Performance.............................. 12
              Adverse Tax Consequences........................... 12
              Policy Termination................................. 12
              Partial Surrender Limitations...................... 12
              Effects of Policy Loans............................ 12
              Policy Only Is Suited For Long-Term Investment..... 13
           MONY Life Insurance Company of America................ 13
           MONY America Variable Account L....................... 13
              Changes to the Variable Account.................... 13
           The Portfolios........................................ 14
              Your Right to Vote Portfolio Shares................ 19
              Disregard of Voting Instructions................... 19
           The Guaranteed Interest Account....................... 19
           Charges and Deductions................................ 20
              Deductions from Premium Payments................... 21
              Deductions From The Variable Account............... 22
              Deductions from Fund Value - The Monthly Deduction. 22
              Transaction Charges................................ 24
              Surrender Charge................................... 24
              Partial Surrender Fee.............................. 24
              Transfer Charge.................................... 24
              Other Charges...................................... 24
           The Policy............................................ 25
              Applying for a Policy.............................. 25
              Temporary Insurance Coverage....................... 25
              Backdating......................................... 26
              Owner.............................................. 26
              Beneficiary........................................ 26
              Canceling the Policy............................... 26
           Premiums.............................................. 26
              General............................................ 26
              Initial Premium.................................... 27
              Tax-Free "Section 1035" Exchanges.................. 27
              Scheduled Premiums................................. 27
              Electronic Payments................................ 28
              Unscheduled Premiums............................... 28
              Repayment of Outstanding Debt...................... 28
              Allocating Premiums................................ 28

 How Your Fund Value Varies............................................... 29
    Fund Value............................................................ 29
    Cash Value............................................................ 29
    Subaccount Values..................................................... 29
    Subaccount Unit Value................................................. 29
    Guaranteed Interest Account Value..................................... 30
 Transfers................................................................ 30
    Transfers by Third Parties............................................ 30
 Death Benefits........................................................... 30
    Amount of Death Benefit Proceeds Payable.............................. 31
    Death Benefit Options................................................. 31
    Changing Death Benefit Options........................................ 32
    Changing the Specified Amount......................................... 32
    Increases............................................................. 33
    Decreases............................................................. 33
 Other Optional Insurance Benefits........................................ 34
    Guaranteed Death Benefit to Age 100 Rider............................. 34
    Maturity Extension Rider.............................................. 34
    Enhanced Maturity Extension Rider..................................... 34
    Additional Term Life Insurance Rider.................................. 35
    Spouse's Yearly Renewable Term Rider.................................. 35
    Children's Term Life Insurance Rider.................................. 35
    Accidental Death and Dismemberment Rider.............................. 35
    Purchase Option Rider................................................. 35
    Waiver of Monthly Deduction Rider..................................... 35
    Waiver of Specified Premiums Rider.................................... 35
    Term Life Term Rider.................................................. 35
 Benefits at Maturity..................................................... 35
 Surrenders and Partial Surrenders........................................ 36
    Surrenders............................................................ 36
    Partial Surrenders.................................................... 36
    Effect of Partial Surrenders on Fund Value and Death Benefit Proceeds. 36
 Loans.................................................................... 36
    Effects of Policy Loans............................................... 37
 Termination.............................................................. 38
    General............................................................... 38
    Special Rules for First Three Policy Years............................ 38
    Amounts You Must Pay to Keep Your Policy.............................. 38
    Your Policy Will Remain In Effect During The Grace Period............. 39
    Reinstatement......................................................... 39
 Payments and Telephone Transactions...................................... 40
    Telephone Transactions................................................ 40
 Tax Considerations....................................................... 41
    Modified Endowment Contracts.......................................... 41
    Policies Which are not Modified Endowment Contracts................... 42
    Charge for Company Income Taxes....................................... 42
 Other Policy Information................................................. 43
    Exchange Privilege.................................................... 43
    Settlement Options.................................................... 43
    Assignment............................................................ 44
    Dividends............................................................. 44
    Incontestability...................................................... 44

                       Suicide Exclusion................  44
                       Misstatement of Age or Sex.......  45
                       Other Changes To Your Policy.....  45
                       Reports..........................  45
                       Legal Proceedings................  45
                    Additional Information..............  46
                       Sale of the Policies.............  46
                       Legal Matters....................  47
                       Experts..........................  47
                       Executive Officers and Directors.  47
                       Other Information................  48
                    Policy Illustrations................  48
                    Performance Information.............  48
                    Appendix A.......................... A-1
                    Appendix B.......................... B-1
                    Appendix C.......................... C-1

This prospectus does not constitute an offering in any jurisdiction in which such offering may not be lawfully made.

                                  DEFINITIONS

For your convenience, we are providing a glossary of the special terms we use in this prospectus.

Administrative Office -- our office at 1740 Broadway, New York, New York 10019.

Beneficiary -- the person or entity you designate to receive the death benefit payable at the death of the Insured.

Business Day -- is any day the New York Stock Exchange is open for regular trading or on any other day there is enough trading to change the Unit value of the Subaccount. Our Business Day ends at 4:00 pm Eastern time.

Cash Value -- the Cash Value of the Policy less any surrender charge and any Outstanding Debt.

Fund -- any open-end management investment company in which the Variable Account invests.

Fund Value -- the total amount under the Policy in each Subaccount, the Guaranteed Interest Account, and the Loan Account.

General Account -- assets of the Company other than those allocate to the Variable Account or any of our other separate accounts.

Guaranteed Interest Account -- is a fixed account that is part of our General Account.

Insured -- the person on whose life we base this Policy.

Loan Account -- an account to which we transfer amounts from the Subaccounts of the Variable Account and the Guaranteed Interest Account to use as collateral for any Policy loan that you request. We will credit interest to the Loan Account at a rate not less than 4.5%. The Loan Account is part of the Company's General Account.

Maturity Age -- the policy anniversary following the Insured's 100th birthday. The maturity date is the date the Policy reaches the Maturity Age.

Monthly Anniversary Day -- the first Business Day of each policy month.

Monthly Deduction -- a deduction we take on each Monthly Anniversary Day that consists of the cost of insurance charge, any additional benefit charges, an administrative charge, and a Per $1,000 Specified Amount charge.

Outstanding Debt -- the unpaid balance of any loan which you request on the Policy. The unpaid balance includes accrued loan interest which is due and has not been paid by you.

Owner -- the owner of the Policy. "You" or "your" refers to the Owner.

Policy -- the Policy with any attached application(s), any riders, and any endorsements.

Policy Date -- the date we authorize the Policy to be delivered to you (we call this the "policy release date") or, if later, the date as you requested your Policy to become effective. We measure policy years and anniversaries from the Policy Date. The Policy Date is shown in your Policy. If the Policy Date is the 29th, 30th, or 31st of a month, there will be some calendar months when there is no such date. For those months, the policy month will start on the last day of the calendar month.

Specified Amount -- the minimum death benefit for as long as the Policy remains in effect.

Subaccount -- a subdivision of the Variable Account that invests exclusively in share of a Fund.

Unit -- the measure of value in a Subaccount.

Variable Account -- MONY America Variable Account L, a segregated asset account of the Company into which you allocate premiums and transfer Fund Value.

                                POLICY SUMMARY

This summary provides you with a brief overview of the more important features of your Policy. It is not intended to be complete. More detailed information about the Policy appears later in the prospectus. Please read the rest of this prospectus carefully.

THE POLICY IN GENERAL

.. This Policy is an individual flexible premium variable life insurance policy. Its primary purpose is to protect your Beneficiaries against the economic loss due to the death of the Insured. We sell the Policies through broker-dealers and pay these broker-dealers a commission for selling the Policies. See "Sales of the Policies."

.. We designed the Policy to be long-term in nature so that we may provide significant life insurance benefits to you. However, there are certain risks involved with purchasing this Policy. See "Risk Summary." You should consider the Policy in conjunction with other insurance you own. This Policy is not appropriate as a short-term savings plan.

.. A few of the Policy features listed below may not be suitable for your particular situation. If you are already entitled to favorable tax treatment, you should satisfy yourself that this Policy meets your other financial goals before you buy it. Please consult your agent and refer to your Policy for details.

PREMIUMS

.. To purchase the Policy and to keep it in force, you must make payments to us called premiums.

.. You must pay the Minimum Monthly Premium shown in your Policy to put your Policy into effect. After that, you determine a schedule for making premium payments within the guidelines we set, and you may pay your premium according to that schedule. We will show you the amount of each of these scheduled premium payment in your Policy. See "Premiums."

.. Premium amounts depend on the Insured's age, gender (where appropriate), risk class, optional benefits and Specified Amount (i.e., the amount of insurance) selected. See "Premiums."

.. You may make additional premium payments within limits. Federal tax law limits the amount of premium payments you may make relative to the amount of your Policy's insurance coverage. We will not accept a premium that would violate these limits. Also, we may not accept a premium if it would increase our risk exposure and you have not provided us with sufficient evidence that the Insured meets our requirements for issuing insurance. See "Premiums."

.. Under certain circumstances, you may have to pay extra premiums to prevent termination. See "Termination."

ALLOCATION OF PREMIUMS

.. You may allocate your net premiums (your premium payment less the deductions we make) among the Subaccounts and the Guaranteed Interest Account. Be careful. The value of your Policy and your Death

   Benefit (under one of the Death Benefit Options) depend on the investment choices you make. You bear the investment risk of amounts allocated to the Subaccounts. If the Subaccounts in which you have invested go up in value, so will the value of your Policy, but if the Subaccounts in which you have invested go down in value, so will the value of your Policy go down.

.. Until the date we approve your application or the policy release date, we will place your initial premium payment in our General Account. Amounts in the General Account earn interest at not less than 4.5% per year. Your premium will remain in our General Account until the end of the Right to Return Policy period. After that, we will transfer amounts from the General Account to the Subaccounts and/or to the Guarantee Interest Account according to the allocations you specified in the application.

..  The Subaccounts invest in portfolios of the following Funds:

            The Alger American Fund       Lord Abbett Series Fund
            [_]Alger American             [_]Bond Debenture
               Balanced Portfolio            Portfolio
            [_]Alger American MidCap      [_]Growth and Income
               Growth Portfolio              Portfolio
            Enterprise Accumulation
              Trust                       [_]Mid-Cap Value Portfolio
            [_]Equity Income Portfolio    MFS Variable Insurance
                                            Trust
            [_]Global Socially            [_]MFS Mid Cap Growth
               Responsive Portfolio          Series
            [_]Growth Portfolio           [_]MFS New Discovery
                                             Series
            [_]Growth and Income
               Portfolio                  [_]MFS Total Return Series
            [_]Managed Portfolio          [_]MFS Utilities Series
            [_]Multi-Cap Growth           MONY Series Fund, Inc.
               Portfolio
            [_]Small Company Growth       [_]Government Series
               Portfolio                     Portfolio
            [_]Small Company Value        [_]Long Term Bond
               Portfolio                     Portfolio
            [_]Total Return Portfolio     [_]Money Market Portfolio
            INVESCO Variable Series
              Funds, Inc.                 PBHGInsurance Series Fund
            [_]INVESCO
               VIF -- Financial
               Services Fund              [_]Mid-Cap Value Portfolio
            [_]INVESCO VIF -- Health
               Sciences Fund              [_]Select Value Portfolio
            [_]INVESCO                    PIMCO Variable Insurance
               VIF -- Telecommunications    Trust
               Fund
            JanusAspen Series             [_]Global Bond Portfolio
            [_]Capital Appreciation       [_]Real Return Bond
               Portfolio                     Portfolio
            [_]Flexible Income            [_]StocksPLUS Growth and
               Portfolio                     Income Portfolio
            [_]International Growth       The Universal
               Portfolio                    Institutional Funds.,
                                            Inc.
                                          [_]Emerging Markets
                                             Equity Portfolio
                                          [_]Global Value Equity
                                             Portfolio
                                          [_]U. S. Real Estate
                                             Portfolio

Not all of these portfolios may be available to you.

.. Amounts you allocate to the Guaranteed Interest Account earn interest at an annual rate of at least 4.5%. We may declare higher rates of interest although we are not obligated to do so.

FUND VALUE

..  Fund Value is the value of your Policy.

..  Fund Value equals the total amount in each Subaccount, the Guaranteed
   Interest Account, and the Loan Account.

.. Fund Value serves as the starting point for calculating certain values in your Policy, such as the proceeds you receive on surrender. Fund Value varies from day to day to reflect the investment experience of the

   Subaccounts, charges we deduct and other Policy transactions (such as loans, transfers, and partial surrenders). See "How your Fund Value Varies."

.. You can transfer Fund Value among the Subaccounts and between the Subaccounts and the Guaranteed Interest Account (subject to certain restrictions). Although we currently do not assess this charge, we may assess a $25 transfer charge. See "Transfers" for rules and limits.

..  There is no guaranteed Fund Value. Your Policy will terminate if the Cash
   Value is too low to cover the Monthly Deduction (i.e., the cost of insurance, an administrative charge, a per $1,000 Specified Amount charge, and the cost of additional benefits) and the grace period expires without sufficient payment.

CHARGES AND DEDUCTIONS

.. Sales Charge -- We deduct a sales charge from each premium you pay. The amount of charge varies based on the Specified Amount plus term life insurance in effect, and we deduct the charge as a percentage of the premium you pay. The maximum sales charge is 4% in policy years 1-10, and 1% in policy years 11 and later.

.. Tax Charge -- We deduct a tax charge of 2.25% for state and local taxes and 1.25% for federal taxes from each premium.

.. Deductions from the Variable Account -- We deduct mortality and expense risk charge at a maximum effective annual rate of .35% from assets in each Subaccount.

.. Monthly Deduction -- Each month, we deduct:

  (a)a cost of insurance charge for the Policy (varies by issue age, gender, risk class, and Policy duration); the maximum charge is $83.33 per $1,000 of amount at risk. This is for a male standard class, nonsmoker at attained age 99.

  (b)an administrative charge of $5.00;

  (c)Per $1,000 of Specified Amount charge (varies by issue age, gender, risk class and Specified Amount) -- the maximum charge is $.28 Per $1,000 Specified Amount for Insureds age 85 at issue; and

  (d)a Enhanced Maturity Extension Rider charge (if you elected this benefit) of $0.01 Per $1,000 Specified Amount plus any Additional Term Insurance Rider amount per month during the term of the Enhanced Maturity Extension Rider but not beyond the original maturity date; and

  (e)charges for any other optional riders.

.. Surrender Charge -- We may assess a surrender charge against the Fund Value of the Policy if you surrender your Policy during the first 15 policy years since issue (or since the last increase in Specified Amount). The maximum surrender charge is based on a factor per $1,000 of Specified Amount and grades from 80% to zero over 15 policy years based on a schedule. Please note: the surrender charge may be significant, particularly if you surrender your policy in the early policy years.

.. Partial Surrender Fee -- We charge $10 for each partial surrender.

.. Transfer Fee -- We reserve the right to charge to assess a $25 charge on each transfer over the 12th in a policy year.

.. Portfolio Expenses -- You indirectly bear the annual operating expense of the portfolio in which the Subaccounts invest. These may include investment management fees, 12b-1 fees, service fees, and other expenses. These charges
  vary by portfolio and during 2001, ranged from     % to     % of each
  portfolio's average net assets. See "Portfolio Expense Table" below.

PORTFOLIO EXPENSE TABLE

The following table shows the fees and expenses charged by the portfolios in which the Subaccounts invest. The purpose of the table is to assist you in understanding the various costs and expenses that you will bear indirectly by investing in the Subaccounts. The table reflects the actual charges and expenses for each portfolio for the fiscal year ended December 31, 2001, except as stated in the footnotes. Expenses of the portfolios may be higher or lower in future years than the figures stated below. For more information on the fees and expenses described in this table, see the prospectuses for the portfolios which accompany this prospectus.

Annual Portfolio Expenses (as a percentage of average portfolio assets after fee waivers and expense reimbursements)

                                                                              Total
                                           Management 12b-1 Service  Other    Annual
            Name of Portfolio                 Fees    Fees   Fees   Expenses Expenses
            -----------------              ---------- ----- ------- -------- --------

The Alger American Fund
 [_]Alger American Balanced Portfolio
 [_]Alger American MidCap Growth Portfolio
Enterprise Accumulation Trust
 [_]Equity Income Portfolio
 [_]Global Socially Responsive Portfolio
 [_]Growth Portfolio
 [_]Growth and Income Portfolio
 [_]Managed Portfolio
 [_]Multi-Cap Growth Portfolio
 [_]Small Company Growth Portfolio
 [_]Small Company Value Portfolio
 [_]Total Return Portfolio
INVESCO Variable Series Funds, Inc.
 [_]INVESCO VIF - Financial Services Fund
 [_]INVESCO VIF - Health Sciences Fund
 [_]INVESCO VIF - Telecommunications Fund
Janus Aspen Series
 [_]Capital Appreciation Portfolio
 [_]Flexible Income Portfolio
 [_]International Growth Portfolio
Lord Abbett Series Fund
 [_]Bond-Debenture Portfolio
 [_]Growth and Income Portfolio
 [_]Mid-Cap Value Portfolio
MFS Variable Insurance Trust
 [_]MFS Mid Cap Growth Series
 [_]MFS New Discovery Series
 [_]MFS Total Return Series
 [_]MFS Utilities Series
MONY Series Fund, Inc.
 [_]Government Series Portfolio
 [_]Long Term Bond Portfolio
 [_]Money Market Portfolio

                                                                              Total
                                           Management 12b-1 Service  Other    Annual
            Name of Portfolio                 Fees    Fees   Fees   Expenses Expenses
            -----------------              ---------- ----- ------- -------- --------
PBHG Insurance Series Fund
 [_]PBHG Mid-Cap Value Portfolio
 [_]PBHG Select Value Portfolio
PIMCO Variable Insurance Trust
 [_]Global Bond Portfolio
 [_]Real Return Bond Portfolio
 [_]StocksPLUS Growth and Income Portfolio
The Universal Institutional Funds, Inc.
 [_]Emerging Markets Equity Portfolio
 [_]Global Value Equity Portfolio
 [_]U. S. Real Estate Portfolio

The expense information regarding the Funds was provided by those Funds. We have not independently verified this information. We cannot guarantee that the reimbursements and fee waivers provided by certain of the Funds will continue.

CASH BENEFITS

..  You may borrow against your Policy for up to 90% of your Policy's Cash
   Value. If you do, we will transfer an amount equal to the loan from the Subaccounts and the Guaranteed Interest Account to the Loan Account as collateral for the loan. We charge interest on the loan, and we credit interest on amounts in the Loan Account. We deduct Outstanding Debt (i.e., the amount of your loan plus interest due) from Death Benefit proceeds and from the amount you receive at surrender. A loan may have tax consequences.

..  You may request a partial surrender at any time before the maturity date.
   Partial surrenders must be for at least $500. We will assess a partial surrender fee of $10 against your remaining Fund Value. A partial surrender may decrease the Specified Amount and may decrease your Death Benefit. Also, a partial surrender may have tax consequences.

.. While the Insured is alive, you can surrender your Policy at any time for its Cash Value. A surrender charge may apply. A surrender may have tax consequences.

.. If the Insured is alive on the maturity date, we will pay the Cash Value to the Owner unless you elected to defer the maturity date under the provisions of the Maturity Extension Rider or the Enhanced Maturity Extension Rider.

.. You decide how we pay proceeds under the Policy. We may pay the Cash Value and the Death Benefit proceeds as a lump sum or under one of our settlement options.

DEATH BENEFIT

..  The Death Benefit is the benefit we pay when the Insured dies.

.. We offer two Death Benefit options. Under Option 1, the Death Benefit equals the greater of: (a) the Specified Amount in force on the date of death; or
   (b) the Fund Value on the date of death multiplied by a death benefit percentage. Under Option 2, the Death Benefit equals the greater of: (a) the Specified Amount in force on the date of death plus Fund Value on the date of death; or (b) the Fund Value on the date of death multiplied by a death benefit percentage.

.. You may change the Specified Amount and the Death Benefit Option that you selected.

.. During the grace period, your Policy (including the Death Benefit) will remain in effect subject to certain conditions. See "Termination."

                                 RISK SUMMARY

POOR FUND PERFORMANCE

The value of your Policy is tied to the investment performance of the Fund portfolios and allocation percentages you choose. If those portfolios perform poorly, the value of your Policy will decrease. Values allocated to the portfolios are not guaranteed. Because we continue to deduct charges from Fund Value, if investment results are too low, the Cash Value of your Policy may fall to zero. In that case, the Policy will terminate without value and insurance coverage will no longer be in effect, unless you make an additional payment sufficient to prevent a termination during the 61-day grace period. On the other hand, if investment experience is sufficiently favorable and you have kept the Policy in force for a substantial time, you may be able to draw upon Fund Value, through partial surrenders and Policy loans.

ADVERSE TAX CONSEQUENCES

There is a possibility that your Policy could be treated as a modified endowment contract (MEC) under federal tax laws. If this occurs, partial or full surrenders, as well as Policy loans, could incur taxes and tax penalties. In addition, if the Policy is not treated as a life insurance contract under federal tax laws, you will lose some or all of the potential tax advantages of purchasing and owning the Policy. However, we will administer the Policy in a manner that will satisfy the federal law tax definition of life insurance.

POLICY TERMINATION

If the value of your Policy can no longer cover the Policy's monthly charges and any loan interest due, your Policy will be in default and a grace period will begin. There is a risk that if partial surrenders, loans, and charges reduce your Cash Value to too low an amount and/or if the investment experience of your selected Subaccounts is unfavorable, then your Policy could terminate. In that case, you will have a 61-day grace period to make a sufficient payment. If you do not make a sufficient payment before the grace period ends, you Policy will terminate without value; all rights and benefits under your Policy, including your insurance coverage, will end. After termination, you may reinstate your Policy within five years subject to certain conditions.

PARTIAL SURRENDER LIMITATIONS

The minimum partial surrender amount is $500. Partial surrenders may reduce the Death Benefit and the Specified Amount in your Policy, and will reduce the Fund Value of your Policy. Federal income taxes and a penalty tax may apply to partial surrenders.

EFFECTS OF POLICY LOANS

A Policy loan, whether or not repaid, will affect your Policy's Fund Value over time because we transfer the amount of the loan from the Subaccounts and/or the Guaranteed Interest Account to the Loan Account and hold it as collateral. We then credit a fixed interest rate to the loan collateral. As a result, the loan collateral does not participate in the investment results of the Subaccounts and does not participate in the interest credited to the Guaranteed Interest Account. The longer the loan is outstanding, the greater the effect is likely to be. Depending on the performance of the Subaccounts and the extent, if any, of the difference in the interest rates credited to the Guaranteed Interest Account and the Loan Account, the effect could be favorable or unfavorable.

A Policy loan also reduces Death Benefit proceeds. A loan could make it more likely that a Policy would terminate. There is a risk if the loan reduces your Cash Value to too low an amount and investment experience is unfavorable, that the Policy will lapse, resulting in adverse tax consequences. You must submit a sufficient payment during the grace period to avoid the Policy's termination without value and the end of insurance coverage.

POLICY ONLY IS SUITED FOR LONG-TERM INVESTMENT

We designed the Policy to meet long-term financial goals. You should not purchase this Policy if you intend to surrender all or part of your Fund Value in the near future.

                    MONY LIFE INSURANCE COMPANY OF AMERICA

We are a stock life insurance company organized in the State of Arizona. We are the corporate successor of VICO Credit Life Insurance Company incorporated in Arizona on March 6, 1969, and are currently licensed to sell life insurance and annuities in 49 states (not including New York), the District of Columbia, Puerto Rico, and the Virgin Islands.

We are a wholly owned subsidiary of MONY Life Insurance Company ("MONY"). MONY was organized as a mutual life insurance company under the laws of the State of New York in 1842 under the name The Mutual Life Insurance Company of New York. In 1998, The Mutual Life Insurance Company of New York converted to a stock company through demutualization and was renamed MONY Life Insurance Company. The demutualization did not have any material effect on the obligations of the Company under the policy or on MONY America Variable Account L. The principal offices of both MONY and the Company are located at 1740 Broadway, New York, New York 10019.

MONY Securities Corporation, a wholly owned subsidiary of the Company, is the principal underwriter for the Policies.

We are subject to regulation by the state of Arizona and regulation by the Commissioner of Insurance in Arizona. We file an annual statement with the state of Arizona, and periodically, the Commissioner of Insurance for the State of Arizona assesses our liabilities and reserves and those of the Variable Account and assesses their adequacy. We are also subject to the insurance laws and regulation of other states in which we are licensed to operate.

                        MONY AMERICA VARIABLE ACCOUNT L

We established MONY America Variable Account L as a separate account under Arizona law on February 15, 1985. We divided the Variable Account into subdivisions called Subaccounts. Each Subaccount invests exclusively in shares of a designated portfolio of the Funds. 35 Subaccounts of the Variable Account are available under the Policy.

The assets in the Variable Account belong to us. Assets equal to the reserves and other liabilities of the Variable Account will not be charged with liabilities that arise from any other business that we conduct. Income, gains and losses, realized or unrealized, from assets allocated to the Variable Account and of each Subaccount are credited to or charged against the Variable Account and that Subaccount without regard to other income, gains or losses of the Company. We reserve the right to credit or charge a Subaccount in a different manner if required, or appropriate, by reason of a change in law. We may from time to time transfer to our General Account, assets which exceed the reserves and other liabilities of the Variable Account.

The Variable Account is registered with the SEC as a unit investment trust under the Investment Company Act of 1940 (the "1940 Act"), and meets the definition of a separate account under the federal securities laws. Registration with the SEC does not involve supervision of the management of investment practices or policies by the SEC.

CHANGES TO THE VARIABLE ACCOUNT

We may add new Subaccounts that are not available under the Policy. We may substitute a portfolio for another portfolio of that Fund or of another Fund, if in our judgment, the portfolio no longer suits the purposes of the

Policy due to a change in its investment objectives or restrictions. The new portfolio may have higher fees and charges than the one it replaced, and not all portfolios may be available to all classes of Policies. No substitution may take place without prior to notice to you and prior approval of the SEC and insurance regulatory authorities, to the extent required by the 1940 Act and applicable law.

We may also, where permitted by law:

..  operate the Variable Account as a management company under the 1940 Act;

.. deregister the Variable Account under the 1940 Act if registration is no longer required;

..  combine the Variable Account with any of other separate accounts;

..  establish new Subaccounts; and

.. eliminate one or more Subaccounts if tax considerations or investment conditions warrant.

                                THE PORTFOLIOS

You decide the Subaccounts to which you direct premiums or transfer Fund Value. There is a separate Subaccount which corresponds to each portfolio of a Fund offered in the Policy.

Each Fund is registered with the SEC as an open-end management investment company under the 1940 Act. The assets of each portfolio are separate from other portfolios of a Fund and each portfolio has separate investment objectives and policies. As a result, the investment performance of one portfolio has no effect on the investment performance of any other portfolio.

Before you choose a Subaccount to allocate you premiums and transfer Fund Value, carefully read the prospectus for each Fund, along with this prospectus. We summarize the investment objectives of each portfolio below. There is no assurance that any of the portfolios will meet these objectives. You should know that during extended periods of low interest rates, the yields of the MONY Money Market Subaccount may become extremely low and possibly negative.

The investment objectives and policies of certain portfolios are similar to the investment objectives and polices of other portfolios that may be managed by the same investment adviser or manager. The investment results of the portfolios, however, may be higher or lower than the results of such portfolios. There can be no assurance, and no representation is made, that the investment results of any of the portfolios will be comparable to the investment results of any other portfolio, even if the other portfolio has the same investment adviser or manager.

The following table lists the Subaccounts of the Variable Account that are available under the Policy.

-----------------------------------------------------------------------------------------------------------------
                                                                                             Adviser
    Subaccount                          Investment Objective                     (and Sub-Adviser, as applicable)
-----------------------------------------------------------------------------------------------------------------
                                      THE ALGER AMERICAN FUND
-----------------------------------------------------------------------------------------------------------------
Alger American      Seeks current income and long-term capital appreciation.       Fred Alger Management, Inc.
Balanced Subaccount The portfolio focuses on stocks of companies with growth potential and fixed income securities, with emphasis on
                    income-producing securities which appear to have some
                    potential for capital appreciation. Under normal
                    circumstances, the portfolio invests in common stocks and
                    fixed-income securities, which include commercial paper
                    and bonds rated within the 4 highest rating categories by an established rating agency or if not rated, which are
                    determined by the Manager to be of comparable quality.
                    Ordinarily, at least 25% of the Portfolio's net assets are invested in fixed-income securities.
-----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
                                                                                                 Adviser
     Subaccount                            Investment Objective                      (and Sub-Adviser, as applicable)
----------------------------------------------------------------------------------------------------------------------
Alger American        Seeks long-term capital appreciation. The portfolio focuses    Fred Alger Management, Inc.
MidCap Growth         on midsize companies with promising growth potential.
Subaccount            Under normal circumstances, the portfolio invests
                      primarily in the equity securities of companies having a
                      market capitalization within the range of companies in the
                      S&P MidCap 400(TM) Index.
----------------------------------------------------------------------------------------------------------------------
                                      ENTERPRISE ACCUMULATION TRUST
----------------------------------------------------------------------------------------------------------------------
Enterprise Equity     Invests in a combination of growth and income. Seeks to        Enterprise Capital Management,
Income Subaccount     achieve an above average and consistent total return,          Inc. (subadvised by 1740
                      primarily from investments in dividend paying U.S.             Advisers, Inc.)
                      common stocks.
----------------------------------------------------------------------------------------------------------------------
Enterprise Global     Seeks total return primarily from investments in common        Enterprise Capital Management,
Socially Responsive   stocks of companies that the portfolio manager believes are    Inc. (subadvised by Rockefeller &
Subaccount            socially responsive and that are located in countries that are Co., Inc.)
                      included in the MSCI World Index.
----------------------------------------------------------------------------------------------------------------------
Enterprise Growth     Seeks capital appreciation, primarily from investments in      Enterprise Capital Management,
Subaccount            U.S. common stocks of large capitalization companies.          Inc. (subadvised by Montag &
                      Pursues goal by investing in companies with long-term          Caldwell, Inc.)
                      earnings potential, but which are currently selling at a
                      discount to their estimated long-term value.
----------------------------------------------------------------------------------------------------------------------
Enterprise Growth and Seeks total return through capital appreciation with income    Enterprise Capital Management,
Income Subaccount     as a secondary consideration by investing in a broadly         Inc. (subadvised by Retirement
                      diversified group of U.S. common stocks of large               System Investors, Inc.)
                      capitalization companies.
----------------------------------------------------------------------------------------------------------------------
Enterprise Managed    Seeks growth of capital over time by investing in a            Enterprise Capital Management,
Subaccount            portfolio consisting of common stocks, bonds and cash          Inc. (subadvised by Wellington
                      equivalents, the percentages of which vary over time based     Management Company, LLP and
                      on the investment manager's assessment of economic and         Sanford C. Bernstein & Co., LLC)
                      market trends and its perception of the relative investment values available from such types of securities at any given time.
----------------------------------------------------------------------------------------------------------------------
Enterprise Multi-Cap  Seeks long-term capital appreciation by primarily investing    Enterprise Capital Management,
Growth Subaccount     in growth stocks. Companies will tend to fall into one of      Inc. (subadvised by Fred Alger
                      two categories: companies that offer goods or services to a    Management Inc.)
                      rapidly expanding marketplace or companies experiencing
                      a major change that is expected to produce advantageous
                      results.
----------------------------------------------------------------------------------------------------------------------
Enterprise Small      Seeks capital appreciation by investing primarily in           Enterprise Capital Management,
Company Growth        common stocks of small capitalization companies believed       Inc. (subadvised by William D.
Subaccount            by the portfolio manager to have an outlook for strong         Witter, Inc.)
                      earnings growth and potential for significant capital
                      appreciation.
----------------------------------------------------------------------------------------------------------------------
Enterprise Small      Seeks maximum capital appreciation by investing primarily      Enterprise Capital Management,
Company Value         in common stocks of small capitalization companies that        Inc. (subadvised by Gabelli Asset
Subaccount            the portfolio manager believes are undervalued -- that is      Management Company)
                      the stock's market price does not fully reflect the
                      company's value.
----------------------------------------------------------------------------------------------------------------------
Enterprise Total      Seeks total return primarily from investments in a             Enterprise Capital Management,
Return Subaccount     diversified portfolio of fixed income instruments of varying   Inc. (subadvised by Pacific
                      maturities.                                                    Investment Management
                                                                                     Company, LLP)
----------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------
                                                                                                   Adviser
     Subaccount                            Investment Objective                        (and Sub-Adviser, as applicable)
-----------------------------------------------------------------------------------------------------------------------
                                  INVESCO VARIABLE INVESTMENT FUNDS, INC.
-----------------------------------------------------------------------------------------------------------------------
INVESCO VIF          Seeks to provide capital growth by investing primarily in            INVESCO Funds Group, Inc.
Financial Services   equity securities of companies involved in the financial
Subaccount           services sector.
-----------------------------------------------------------------------------------------------------------------------
INVESCO VIF --       Seeks to provide capital growth by investing primarily in            INVESCO Funds Group, Inc.
Health Sciences      equity securities of companies that develop, produce or
Subaccount           distribute products or services related to health care.
-----------------------------------------------------------------------------------------------------------------------
INVESCO VIF --       Seeks to provide capital growth and current income by                INVESCO Funds Group, Inc.
Telecommunications   investing primarily in the equity securities of companies
Subaccount           involved in the design, development, manufacture, distribution, or sale of communications services and equipment, and
                     companies that are involved in supplying equipment or services to such companies. Will invest primarily in companies located in at least three different countries, although U.S. issuers will often dominate the portfolio.
-----------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------
                                            JANUS ASPEN SERIES
-----------------------------------------------------------------------------------------------------------------------
Janus Aspen Series   Seeks long-term growth of capital. It pursues its objective          Janus Capital
Capital Appreciation by investing primarily in common stocks selected for their
Subaccount           growth potential. The portfolio may invest in companies of any size, from larger, well-established companies to
                     smaller, emerging growth companies.
-----------------------------------------------------------------------------------------------------------------------
Janus Aspen Series   Seeks to obtain maximum total return, consistent with                Janus Capital
Flexible Income      preservation of capital. It pursues its objective by investing
Subaccount           primarily in a wide variety of income-producing securities such as corporate bonds and notes, government securities
                     and preferred stock. As a fundamental policy, the portfolio will invest at least 80% of its assets in income-producing securities. The portfolio may own an unlimited amount of
                     high-yield/high-risk bonds.
-----------------------------------------------------------------------------------------------------------------------
Janus Aspen Series   Seeks long-term growth of capital. It pursues its objective          Janus Capital
International Growth by investing at least 65% of its total assets in securities of
Subaccount           issuers from at least five different countries, excluding the
                     United States. Although the portfolio intends to invest
                     substantially all of its assets in issuers located outside the
                     United States it may at times invest in U.S. issuers and it may at times invest all of its assets in fewer than five
                     countries, or even a single country.
-----------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------
                                          LORD ABBETT SERIES FUND
-----------------------------------------------------------------------------------------------------------------------
Lord Abbett Bond-    Investment Objective and Strategy: seeks high current                Lord, Abbett & Co.
Debenture Subaccount income and the opportunity for capital appreciation to produce a high total return. It pursues its objective by
                     investing in high yield and investment grade debt
                     securities, securities convertible into common stock and
                     preferred stocks. The portfolio invests at least 65% of its total assets in fixed income securities of various types. At least 20% of the portfolio's assets must be invested in any combination of investment grade securities, U.S.
                     Government securities and cash equivalents.
-----------------------------------------------------------------------------------------------------------------------
Lord Abbett Growth   Investment Objective and Strategy: seeks long-term growth            Lord, Abbett & Co.
and Income           of capital and income without excessive fluctuations in
Subaccount           market value. It pursues its objective by investing at least
                     65% of its total assets in large, seasoned, U.S. and
                     multinational companies.
-----------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
                                                                                                 Adviser
     Subaccount                            Investment Objective                      (and Sub-Adviser, as applicable)
---------------------------------------------------------------------------------------------------------------------
Lord Abbett Mid-Cap   Investment Objective and Strategy: seeks capital               Lord, Abbett & Co.
Value Subaccount      appreciation. It pursues its objective by investing at least
                      65% of its total assets in equity securities of mid-sized
                      companies, with market capitalizations of roughly $500
                      million to $10 billion.
---------------------------------------------------------------------------------------------------------------------
                                   MFS(R) VARIABLE INSURANCE TRUST/SM/
---------------------------------------------------------------------------------------------------------------------
MFS Mid Cap Growth    Seeks long-term growth of capital by investing at least 65%    Massachusetts Financial Services
Subaccount            of its total assets in companies with medium market            Company
                      capitalization which are defined as companies with market
                      capitalizations equaling or exceeding $250 million but not exceeding the top of the Russell Midcap(TM) Growth Index
                      range at the time of purchase by the portfolio.
---------------------------------------------------------------------------------------------------------------------
MFS New Discovery     Seeks capital appreciation by investing at least 65% of its    Massachusetts Financial Services
Subaccount            total assets in equity securities of emerging growth           Company
                      companies. Emerging growth companies are companies
                      that are either: early in their life cycle but which have the potential to become major enterprises or major enterprises whose rates of earnings growth are expected to accelerate
                      because of special factors, such as rejuvenated
                      management, new products, changes in consumer demand,
                      or basic changes in the economic environment.
---------------------------------------------------------------------------------------------------------------------
MFS Total Return      Seeks mainly to provide above-average income consistent        Massachusetts Financial Services
Subaccount            with the prudent employment of capital and secondarily to      Company
                      provide a reasonable opportunity for growth of capital and income. It pursues its objective by investing at least 40%, but not more than 75%, of its net assets in common stocks
                      and related securities and at least 25% of its net assets in non-convertible fixed income securities.
---------------------------------------------------------------------------------------------------------------------
MFS Utilities         Seeks capital growth and current income by investing at        Massachusetts Financial Services
Subaccount            least 65% of its total assets in equity and debt securities of Company domestic and foreign companies (including emerging
                      markets) in the utilities industry.
---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------
                                          MONY SERIES FUND, INC.
---------------------------------------------------------------------------------------------------------------------
MONY Government       Seeks to maximize income and capital appreciation by           MONY Life Insurance Company
Securities Subaccount investing in bonds, notes and other obligations either issued  of America or guaranteed by the U.S. Government, its agencies or
                      instrumentalities, together having a weighted average
                      maturity of between 4 to 8 years.
---------------------------------------------------------------------------------------------------------------------
MONY Long Term        Seeks to maximize income and capital appreciation over         MONY Life Insurance Company
Bond Subaccount       the longer term by investing in highly-rated fixed income      of America
                      securities issued by a diverse mix of corporations, the U.S.
                      Government and its agencies or instrumentalities, as well
                      as mortgage-backed and asset-backed securities together
                      having a dollar-weighted average maturity of more than 8
                      years.
---------------------------------------------------------------------------------------------------------------------
MONY Money Market     Seeks to maximize current income consistent with               MONY Life Insurance Company
Subaccount            preservation of capital and maintenance of liquidity by        of America
                      investing primarily in high quality, short-term money
                      market instruments.
---------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
                                                                                                 Adviser
      Subaccount                            Investment Objective                     (and Sub-Adviser, as applicable)
----------------------------------------------------------------------------------------------------------------------
                                  THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
----------------------------------------------------------------------------------------------------------------------
Morgan Stanley          Seeks long-term capital appreciation by investing primarily  Morgan Stanley Asset
Universal Institutional in growth-oriented equity securities of issuers in emerging  Management
Emerging Markets        market countries.
Equity Subaccount
----------------------------------------------------------------------------------------------------------------------
Morgan Stanley          Seeks long-term capital appreciation by investing primarily  Morgan Stanley Asset
Universal Institutional in equity securities of issuers throughout the world,        Management
Global Value Equity     including U.S. issuers.
Subaccount
----------------------------------------------------------------------------------------------------------------------
Morgan Stanley          Seeks to provide above average current income and long-      Morgan Stanley Asset
Universal Institutional term capital appreciation by investing primarily in equity   Management
U.S. Real Estate        securities of companies in the U.S. real estate industry,
Subaccount              including real estate investment trusts ("REITs").
----------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------
                                         PBHG INSURANCE SERIES FUND
----------------------------------------------------------------------------------------------------------------------
PBHG Mid-Cap Value      Seeks to provide above-average total return over a 3 to 5    Pilgrim Baxter & Associates, Ltd.
Subaccount              year market cycle by primarily investing in value common     (subadvised by Pilgrim Baxter
                        stocks of companies with market capitalizations within the   Value Investors, Inc.)
                        range of the S&P MidCap 400(TM) Index.
----------------------------------------------------------------------------------------------------------------------
PBHG Select Value       Seeks to provide long-term growth of capital and income      Pilgrim Baxter & Associates, Ltd.
Subaccount              by primarily investing in value common stocks of no more     (subadvised by Pilgrim Baxter
                        than 30 companies with large market capitalizations.         Value Investors, Inc.)
                        Current income is a secondary objective.
----------------------------------------------------------------------------------------------------------------------
                                       PIMCO VARIABLE INSURANCE TRUST
----------------------------------------------------------------------------------------------------------------------
PIMCO Global Bond       Seeks to maximize total return, consistent with preservation Pacific Investment Management
Subaccount              of capital, by investing primarily in Fixed Income           Company LLC
                        Instruments of issuers located in at least three countries
                        (one of which may be the United States).
----------------------------------------------------------------------------------------------------------------------
PIMCO Real Return       Seeks to maximize real return, consistent with preservation  Pacific Investment Management
Bond Subaccount         of real capital, by investing primarily in inflation-indexed Company LLC bonds of varying maturities issued by the U.S. and non-
                        U.S. governments, their agencies or government-sponsored
                        enterprises and corporations.
----------------------------------------------------------------------------------------------------------------------
PIMCO StocksPLUS        Seeks total return which exceeds the total return of the S&P Pacific Investment Management
Growth and Income       500 by investing primarily in S&P 500 derivatives, backed    Company LLC
Subaccount              by a portfolio of Fixed Income Instruments.
----------------------------------------------------------------------------------------------------------------------

We will purchase shares of the portfolios at net asset value and direct them to the corresponding Subaccount. We will redeem sufficient shares of the appropriate portfolios at net asset value to pay surrender/partial surrender proceeds or other purposes described in your Policy. In general, we will automatically reinvest all dividends and capital gains distributions received from a portfolio in shares of the distributing portfolio at net asset value on the date of distribution. In other words, we do not pay portfolio dividends or portfolio distributions out to Owners as additional units, but instead reflect them in Unit values. We may elect not to reinvest dividends and capital gains distributions.

Shares of Fund portfolios are not sold directly to the general public. They are offered to insurance company separate accounts to support variable annuity and variable life insurance contracts and to qualified plans.

When shares are sold to both variable life and variable annuity separate accounts, this is called "mixed funding." When shares are sold to insurance companies that are not affiliated with each other, this is called "shared funding." Currently, we do not foresee any disadvantages to Owners due to mixed or shared funding. However, differences in tax treatment or other considerations may at some time create conflict of interests between owners of various contracts. The Company and the

Boards of Directors of the Funds, and any other insurance companies that participate in the Funds are required to monitor events to identify material conflicts. If there is a conflict because of mixed or shared funding, a company might be required to withdraw the investment of one or more of its separate accounts from the Funds. This might force the Funds to sell securities at disadvantageous prices. See the prospectuses for the Funds.

We have entered into agreements with either the investment adviser or distributor of each of the Funds under which the adviser or distributor pays us a fee ordinarily based upon an annual average percentage of the average aggregate net amount we have invested on behalf of the Variable Account and other separate accounts. These percentages differ, and some investment advisers or distributors pay us more than others. These agreements reflect administrative services we provide. The amounts we receive under these agreements may be significant. In addition, our affiliate, MONY Securities Corporation, the principal underwriter for the Policies, will receive 12b-1 fees deducted from portfolio assets for providing distribution and shareholder support services to the portfolios.

YOUR RIGHT TO VOTE PORTFOLIO SHARES

As required by law, we will vote portfolio shares held in the Variable Account at any regular and special meetings of the shareholders of the Funds. We will exercise these voting rights based on the instructions received from Owners having the voting interest in corresponding Subaccounts of the Variable Account. We may elect to vote the shares of the Funds in our own right if the 1940 Act or any regulations thereunder is amended, and as a result, we determine that it is permitted to vote the shares of the Funds in our right.

We will determine the number of votes which you have the right to cast by dividing your Fund Value in a Subaccount that corresponds to the portfolio by $100. Fractional votes will be counted. The number of Owner votes will be determined as of the date we set. However, such date will not be more than 90 days before the date established by the corresponding Fund for determining shareholders eligible to vote at that Fund's meeting. If required by the SEC, we reserve the right to determine the voting rights in a different fashion. You may cast your voting instructions in person or by proxy.

We will vote portfolio shares for which we received no timely instructions in proportion to the voting instructions which are received for all Policies participating in that Subaccount. We will apply voting instructions to abstain on any item to be voted on a pro-rata basis to reduce the number of votes eligible to be cast.

DISREGARD OF VOTING INSTRUCTIONS

We may disregard voting instructions when required by state insurance regulatory authorities, if, (1) the instructions require that voting rights be exercised so as to cause a change in the subclassification or investment objective of a portfolio, or (2) to approve or disapprove an investment advisory contract. In addition, we may disregard voting instructions of changes initiated by Owners or the investment adviser (or portfolio manager) of a portfolio. Our disapproval of such change must be reasonable and must be based on a good faith determination that the change would be contrary to state law or otherwise inappropriate, considering the portfolio's objectives and purpose, and considering the effect the change would have on us. If we do disregard voting instructions, a summary of that action and the reasons for such action will be included in the next report to Owners.

                        THE GUARANTEED INTEREST ACCOUNT

Due to certain exemptive and exclusionary provisions of the federal securities laws, we have not registered interests in the Guaranteed Interest Account or our General Account under the Securities Act of 1933 or under the 1940 Act. Accordingly, neither the Guaranteed Interest Account nor any interest therein is generally subject to the provisions of these Acts and, as a result, the staff of the SEC has not reviewed the disclosure in this prospectus relating to the Guaranteed Interest Account. Disclosures regarding the Guaranteed Interest Account may, however, be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in the prospectus. For more details regarding the Guaranteed Interest Account, please see your Policy.

You may allocate all or a portion of your net premiums and transfer Fund Value to our Guaranteed Interest Account. Amounts allocated to the Guaranteed Interest Account become part of the General Account, which supports insurance and annuity obligations. The amounts allocated to the General Account are subject to the liabilities arising from the businesses we conduct. Subject to applicable law, we have sole discretion over the investment of the assets of its General Account.

We guarantee that we will credit the Fund Value in the Guaranteed Interest Account with a minimum interest rate of 0.0121% daily, compounded daily, for a minimum effective annual rate of 4.5%. In addition, we may, in our sole discretion, declare current interest in excess of the 4.5% annual rate. That determination will be influenced by, but not necessarily correspond to, interest rates available on fixed income payments or transfers of Fund Values under the Policies. You will have no direct or indirect interest in these investments. We also will consider other factors in determining excess interest rates including, but not limited to, regulatory and tax requirements, sales commissions, and administrative expenses borne by us, general economic trends, and competitive factors. We cannot predict or guarantee future excess interest rates.

Before the beginning of each calendar month, we will declare an interest rate. The declared rate will apply to premium payments and transfers into the Guaranteed Interest Account made during the calendar month. To obtain the rate, please contact your agent. The calendar year and month the payment or transfer is made determines the "generation" of such monies. The current interest will be credited from the date of the payment or transfer for a period of 12 months beginning the first day of the monthly generation to which the payment or transfer is assigned. After the first 12 months, a renewal interest rate will be declared for a new 12-month period. At the end of the renewal period all monies will earn an interest rate which is declared monthly and applies for a one-month period.

We bear the full investment risk for Fund Value allocated to the Guaranteed Interest Account.

                            CHARGES AND DEDUCTIONS

We will deduct the charges described below to cover our costs and expenses, services provided, and risks assumed under the Policies. We incur certain costs and expenses for the distribution and administration of the Policies and for providing the benefits payable thereunder.

Services and Benefits We Provide:

..  the Death Benefit, surrender benefit and loan benefit under the Policy;

..  investment options, including premium allocations;

..  administration of elective benefits; and

..  the distribution of reports to Owners.

Costs and Expenses We Incur:

..  processing applications for and issuing the Policies;

..  maintaining records;

..  administering settlement options;

.. furnishing accounting and valuation services (including the calculation and monitoring of daily Subaccount values);

..  reconciling and depositing cash receipts;

..  those associated with underwriting applications and increases in Specified
   Amount;

.. sales and marketing expense, including compensation paid in connection with the sales of the Policies;

..  maintaining an internet service site;

..  providing toll-free inquiry services;

.. other costs of doing business, such as federal, state and local premium taxes and other taxes and fees.

The Risks We Assume Include:

.. that the Insured may live for shorter period of time than estimated, resulting in the payment of greater Death Benefits than expected; and

.. that the costs of providing the services and benefits under the Policies will exceed the charges deducted.

The amount of a charge may not necessarily correspond to the costs associated with providing the services or benefits indicated by the designation of the charge. For example, surrender charges we collect may not fully cover all of the sales and distribution expenses we actually incur. We also may realize a profit on one or more of the charges. We may use any such profits for any corporate purpose, including the payment of sales expenses.

DEDUCTIONS FROM PREMIUM PAYMENTS

We deduct a sales charge and a tax charge from each premium payment before we apply that payment to your Fund Value. The sales charge is a percentage of each premium paid and varies based on the total of the Specified Amount plus the Term Life Term Insurance Rider plus the Additional Term Life Insurance Rider amount in effect. The amount of the sales charge is as follows:

--------------------------------------------------------------------------------
              Insurance Amount                Policy Year
--------------------------------------------------------------------------------

Specified Amount plus any Term Life Term          4% policy years 1-10
Insurance plus Additional Term Life Insurance     1% policy years 11 and later
amount in force less than $500,000
--------------------------------------------------------------------------------

Specified Amount plus any Term Life Term          2% policy years 1-10
Insurance plus Additional Term Life Insurance     0.5% policy years 11 and later
amount in force of $500,000 or more
--------------------------------------------------------------------------------

In New Jersey, the sales charge is 4% for all policy years where the Specified Amount plus any term life insurance in force is less than $500,000 and 2% for all policy years when the Specified Amount plus any term life insurance in force is $500,000 or more.

We also deduct a tax charge for state and local premium taxes and for federal deferred acquisitions costs. The state and local premium tax charge is currently 2.25% of your premium payment (this is an approximate average of the actual premium tax imposed by a jurisdiction; jurisdictions impose charges that range from 0% to 4% of a premium payment), while the federal tax charge for deferred acquisition costs of the Company is currently 1.25% of your premium payment. We do not assess this charge if you purchased the Policy under an individual qualified plan. We also will not deduct the federal tax deferred acquisition cost charge in other situations where the premiums received from you are not subject to this tax. We reserve the right to increase or decrease the charge for taxes due to any change in tax law or due to any change in the cost to us.

DEDUCTIONS FROM THE VARIABLE ACCOUNT

We deduct a daily maximum charge of 0.000959% from each Subaccount. This corresponds to a maximum effective annual rate of .35% of net assets. We do not assess this charge against assets in the Guaranteed Interest Account or in the Loan Account. The mortality and expense risk charge is part of the net investment factor calculation we make. See "How Your Fund Value Varies."

The mortality and expense risk charge compensates us for assuming mortality and expense risks under the Policies. The mortality risk we assume is that Insureds, as a group, may live for a shorter period of time than estimated. Therefore, the cost of insurance charges specified in the Policy will not be enough to meet our actual claims. The expense risk we assume is that other expenses incurred in issuing and administering the Policies and operating the Variable Account will be greater than the amount estimated when setting the charges for these expenses.

DEDUCTIONS FROM FUND VALUE - THE MONTHLY DEDUCTION

We take a Monthly Deduction from the Fund Value on the Policy Date and on each Monthly Anniversary Day. We will make the deduction by canceling Units in each Subaccount and withdrawing amounts from the Subaccount. We will take the Monthly Deduction on a pro-rata basis from the Subaccounts and the Guaranteed Interest Account (i.e., in the same proportion that the value in each Subaccount and the Guaranteed Interest Account bears to the sum of all Subaccounts and the Guaranteed Interest Account on the Monthly Anniversary
Day). Because portions of the Monthly Deduction can vary from month-to-month, the Monthly Deduction will also vary.

The Monthly Deduction equals:

               .  The cost of insurance charge for the Policy; plus
               .  The administrative charge; plus
               .  The Per $1,000 Specified Amount charge; plus
               .  The enhanced maturity extension charge (if benefit elected);
                  plus
               .  The charges for any optional insurance benefits.

Cost of Insurance. We assess a monthly cost of insurance charge to compensate us for insuring the Death Benefit (i.e., the anticipated cost of paying a death benefit that exceeds your Fund Value). The charge depends on a number of factors (such as gender, age, risk class, and policy duration) that would cause it to vary from Policy to Policy and from Monthly Anniversary Day to Monthly Anniversary Day.

To determine your cost of insurance charge on a Monthly Anniversary Day, we multiply the cost of insurance rate at the Insured's attained age by the amount at risk and dividing that amount by 1,000.

The amount at risk depends in part on the Death Benefit Option that you selected and your Policy's Fund Value on the Monthly Anniversary Day.

If you elected Death Benefit Option 1, your amount at risk on a Monthly Anniversary Day is the difference between (1) and (2) where:

       (1)is the Death Benefit that would have been payable in the event of the death of the Insured on that Monthly Anniversary Day divided by 1.003675; and

       (2)is the Fund Value on that Monthly Anniversary Day before we assess the Monthly Deduction.

If you elected Death Benefit Option 2, your amount at risk on a Monthly Anniversary Day is equal to:

..  your Specified Amount in force; plus

..  the excess between the Death Benefit payable on that Monthly Anniversary
   Day, less the Fund Value on that Day, less the Specified Amount in force.

The insurance rate for the Insured is based on age, gender, and risk class. We currently place Insureds into the following risk classes when we issue the
Policy: Preferred Nonsmoker, Preferred Smoker, Standard Nonsmoker, Standard Smoker, or Special Class. The original risk class applies to the initial Specified Amount. The cost of insurance rate generally increases with the age of the Insured.

We calculate the insurance rate separately for the initial Specified Amount and for any increase in Specified Amount. A different risk class may apply to any increase, based on the Insured's circumstances at the time of the increase in Specified Amount.

We may change the insurance rates from time to time at our sole discretion, but we guarantee that the insurance rates we charge will never exceed the maximum rates shown in your Policy. These rates are based on the 1980 Commissioners' Standard Ordinary Mortality Tables. The maximum insurance rates are based on the Insured's age last birthday at the start of the policy year. The rates we currently charge are, at most ages, lower than the maximum permitted under the Policies, and depend on our expectation of future experience with respect to investment earnings, mortality, expenses, persistency, and taxes. A change in rates will apply to all persons of the same age, gender (where applicable), and risk class and whose Policies have been in effect for the same length of time.

Our insurance rates distinguish between women and men. We offer Policies based on unisex mortality tables if required by state law.

Administrative Charge. We deduct a $5.00 charge each month to compensate us for administrative expenses.

Per $1,000 Specified Amount Charge. We deduct this charge during the first 10 policy years and for 10 policy years following an increase in Specified Amount. This charge is made per $1,000 of Specified Amount based on the Insured's issue age on the Policy Date (or date of the increase), gender, smoking status and Specified Amount. We show the maximum amount of these charges in your Policy.

Enhanced Maturity Extension Rider Charge. We charge you $.01 per $1,000 of Specified Amount plus any Additional Term Life Insurance Rider amount per month during the term of the Enhanced Maturity Extension Rider but not beyond the original maturity date if you elect this benefit.

Optional Insurance Benefits Charge. We charge you each month for the other optional insurance benefits you added to your Policy by rider.

TRANSACTION CHARGES

SURRENDER CHARGE

We assess a surrender charge against Fund Value upon a full surrender of the Policy to reimburse us for the costs of selling the Policies. We base the surrender charge on a factor per $1,000 of initial Specified Amount (or upon an increase in Specified Amount); this factor grades from 80% to zero over 15 years for Insured issue age less than 75 (over 10 years for Insured issue ages 76-85) based on a schedule. The factors per $1,000 vary by issue age, gender, and risk class. The grading percentages (as shown below) vary based on issue age and number of full years since we issued the Policy (or since we increased the Specified Amount).

                                       Applicable       Applicable
                                     Percentage for   Percentage for
                 Policy Years        Issue Ages 0-75 Issue Ages 76-85
                 ------------        --------------- ----------------
                      1-3                   80%             80%
                       4                   80              70
                       5                   80              60
                       6                   80              50
                       7                   80              40
                       8                   70              30
                       9                   60              20
                      10                   50              10
                      11                   40               0
                      12                   30               0
                      13                   20               0
                      14                   10               0
                      15+                   0               0

 Example: If a male Insured age 35 purchases a Policy with a Specified Amount of $100,000, the per $1,000 of initial Specified Amount surrender charge factor would be $7.25 (Preferred, nonsmoker). The maximum surrender charge during the first seven policy years would be 80% of (100 x 7.25) or $580.00.

          The maximum surrender charge per $1,000 of initial Specified Amount factor would be $64.00 based upon the assumptions described above and if the Policy were purchased by a male insured age 85, standard smoker.

We do not assess a surrender charge for partial surrenders, but we do assess a partial surrender fee.

PARTIAL SURRENDER FEE

We deduct a partial surrender fee of $10 on each partial surrender you make. We allocate the fee between your remaining Fund Value in the Subaccounts and in the Guaranteed Interest Account on a pro-rata basis, based on the allocation percentages you specified for the partial surrender.

TRANSFER CHARGE

We reserve the right to assess a $25 transfer charge for each transfer you make among the Subaccounts and between the Subaccounts and the Guaranteed Interest Account after the 12th transfer in any policy year. We currently do not assess this charge.

OTHER CHARGES

We may charge the Subaccounts for federal income taxes that we incur and are attributable to the Variable Account. No such charge is currently assessed.

                                  THE POLICY

We designed the Policy to meet the needs of individuals as well as for corporations who provide coverage and benefits for key employees.

APPLYING FOR A POLICY

To purchase a Policy, you must complete an application and then have your agent submit it to us at our Administrative Office. After you have done this, it can sometimes take several weeks for us to gather and evaluate the information we need to decide whether to issue a Policy to you and if so, what the Insured's risk class should be. After we approve an application for a Policy and assign the appropriate risk class, we will prepare the Policy for delivery.

You must pay an initial premium of a sufficient amount before or at the time we deliver your Policy. (If you submit your initial premium with your application, we will place your premium in our General Account where it will earn interest at an effective annual rate of at least 4.5%). See "Premiums" below. Coverage generally becomes effective on the Policy Date. We will not pay a Death Benefit before the Policy Date unless temporary insurance coverage, as discussed below, was in effect.

We will issue a Policy covering an Insured who is up to and including age 85, providing we receive evidence of insurability that satisfies us. If a qualified plan will own the Policy, the Insured cannot be more than 70 years old. Required evidence of insurability may include, among other things, a medical examination of the Insured. We may reject an application for any lawful reason.

TEMPORARY INSURANCE COVERAGE

You may apply for temporary insurance coverage. To be eligible for such coverage, the Insured must be between the ages of 15 days and 71 years old and must be able to satisfactorily answer several health questions. Your initial premium must be in the amount of at least the Minimum Monthly Premium (see below) for the Policy for which you applied. This coverage will take effect on the date you sign the application and pay the premium. Temporary insurance coverage will end (except if we issued your Policy in Kansas) on the earliest of:

.. the policy release date (i.e., the date we authorize the Policy to be delivered to you), if the Policy is issued as applied for;

.. the 15th day after the policy release date or the date the Policy takes effect, if the policy is issued other than as applied for;

.. no later than 90 days from the date the temporary insurance agreement is signed;

.. the 45th day after the form is signed if you have not finished the last required medical exam;

..  5 days after we send notice to you that we declined to issue any Policy; and

..  the date you tell us that the Policy will be refused.

For Policies issued in Kansas, temporary insurance coverage will end:

..  the policy release date, if the Policy is issued as applied for;

.. the 15th day after the policy release date or the date the Policy takes effect, if the policy is issued other than as applied for;

..  the date you tell us that the Policy will be refused; and

.. the day we provide written notice to you that we will not issue the Policy and we refund your premium.

We will pay a Death Benefit if the Insured dies during the period of temporary coverage. This Death Benefit will be:

       a. the insurance coverage applied for (including any optional riders) up to $500,000, less

       b. the deductions from premium and the monthly deduction due prior to the date of death.

We hold the premiums paid for temporary insurance coverage in our General Account until the policy release date. If we issue the Policy, we will apply these amounts to your Policy.

BACKDATING

We may sometimes backdate a Policy, if you request, by assigning a Policy Date earlier than the record date so that you can obtain lower insurance rates, based on a younger insurance age. We will not backdate a Policy for more than six months (a shorter period is required in certain states) before the date of your application. For a backdated Policy, Monthly Deductions will begin on the backdated Policy Date. You therefore will incur charges before you otherwise would have if you had not backdated your Policy, and your initial premium payment must be in an amount sufficient to cover the extra Monthly Deduction charges for the backdating period.

OWNER

You have all of the rights and benefits under the Policy while the Insured is living. These rights include the right to change the Beneficiary, to assign the Policy, to transfer Fund Value, or make full or partial surrenders.

BENEFICIARY

You name the Beneficiary when you apply for the Policy. You may designate if the Beneficiary has to be living or surviving at the Insured's death. If you so designate, then, unless otherwise provided, that Beneficiary must be living on the 14/th day after the Insured's death or, if earlier, the date we receive due proof of the Insured's death. The share of the Death Benefit proceeds of any Beneficiary who is not living on the earlier day will be payable to remaining Beneficiaries. /

Unless provided in the Beneficiary designation, if there is no Beneficiary named or living on the date of the Insured's death, we will pay the Death Benefit proceeds to the Insured's executors or administrators.

You may change the Beneficiary, unless you have given up this right, as long as the Insured is living by writing us at our Administrative Office. The change will take effect when we record it retroactively as of the date the request was signed. The change will be subject to any payment we made before we received notice of the change of Beneficiary at our Administrative Office.

CANCELLING THE POLICY

You may cancel a Policy during the "Right to Return Policy" period by returning it to us at our Administrative Office. The Right to Return Policy period runs for the later of (a) 10 days (or longer in certain states) after you receive the Policy; (b) 45 days after you signed the application; or (c) 10 days after we mail or deliver a notice of withdrawal right. During this period, you may cancel your Policy and receive a refund of the full amount of the premium paid.

                                   PREMIUMS

GENERAL

We will usually credit your initial premium payment to the Policy on the later of the date we approve your Policy or the date we receive your payment. We will credit any subsequent premium to the Policy on the Business Day we receive it at our Administrative Office.

The total premiums you pay may not exceed guideline premium limitations for the insurance set forth in the Internal Revenue Code of 1986, as amended (the "Code"). We may reject any premium, or any portion of a premium, that would result in the Policy being disqualified as life insurance under the Code. We will refund any rejected premium. We will tell you before we process a transaction, whether once we process the transaction, your Policy is in jeopardy of becoming a modified endowment contract under the Code.

INITIAL PREMIUM

You must pay an amount equal to at least the Minimum Monthly Premium to put the Policy in effect. However, if you want to pay premiums less often than monthly, the premium required to put the Policy in effect is equal to the Minimum Monthly Premium multiplied by 12 divided by the frequency of the scheduled premium payments.

We base your Minimum Monthly Premium on a number of factors. These factors include:

       (1)your Specified Amount;

       (2)any riders you added to the Policy; and

       (3)the Insured's age, smoking status, gender (unless unisex rates apply), and risk class.

We show the Minimum Monthly Premium in your Policy. After you pay this initial premium, subject to the limitations described below, you may choose the amount and frequency of premium payments to reflect your varying financial conditions.

TAX-FREE "SECTION 1035" EXCHANGES

You can generally exchange one life insurance policy for another in a 'tax-free exchange' under Section 1035 of the Code. Before making an exchange, you should compare both policies carefully. Remember that if you exchange another policy for the one described in this prospectus, you might have to pay a surrender charge on your old policy. There will be a new surrender charge period for this Policy and other charges may be higher (or lower) and the benefits may be different. If the exchange does not qualify for Section 1035 treatment, you may have to pay federal income and penalty taxes on the exchange. You should not exchange another policy for this one unless you determine, after knowing all the facts, that the exchange is in your best interest and not just better for the person trying to sell you this Policy (that person will generally earn a commission if you buy this Policy through an exchange or otherwise).

SCHEDULED PREMIUMS

Your initial Minimum Monthly Premium is the only premium you must pay under the Policy. However, you greatly increase your risk of Policy termination if you do not regularly pay premiums at least as large as the Minimum Monthly Premium. Paying your Minimum Monthly Premiums will not necessarily keep your Policy in force. Additional premiums may be necessary to keep the Policy in force.

You may pay your premiums according to the schedule you established when you applied for the Policy. This scheduled premium payment provides for the payment of level premiums at fixed intervals over a specified period of time, and equals, at least, the Minimum Monthly Premium multiplied by 12 divided by the scheduled premium payment frequency. We will send you a premium reminder notice for the scheduled premium payment amount on an annual, semiannual or quarterly basis, at your option.

You should change the amount of your scheduled premium payments if:

..  you increase your Specified Amount;

..  you change your Death Benefit option;

..  you change or add a rider;

..  you take a partial surrender when you have elected Death Benefit Option 1
   (see "Death Benefit"); or

..  you select Subaccounts that experience adverse investment performance.

You can change the amount and interval of payment of scheduled premiums at any time by writing us at our Administrative Office. However, the new payment interval must satisfy our rules in use at the time of the change.

We will issue an endorsement to your Policy after you increase the Specified Amount that will provide you with the increased Minimum Monthly Premium amount.

Please note: During the first three policy years or the three policy years following an increase in Specified Amount (if that increase became effective during the first three policy years), premiums paid less partial surrenders (excluding their fees) and any Debt must at least equal the Minimum Monthly Premium times the number of months the Policy has been in force.

ELECTRONIC PAYMENTS

You may have your bank automatically pay your premiums to us. If you authorize us, we will withdraw premiums from your bank account each month by electronic funds transfer. Based on your Policy Date, we may require that up to two Minimum Monthly Premiums be paid in cash before premiums may be paid by electronic funds transfer to the Company.

UNSCHEDULED PREMIUMS

In general, you may make premium payments at any time and in any amount. However, we may reject or limit any unscheduled premium payment that would result in an immediate increase in the Death Benefit payable, unless you provide us with satisfactory evidence of insurability. If satisfactory evidence of insurability is not received, we may return the payment in whole or in part. In addition, we will reject all or a part of a premium payment and return it to you if the premium would exceed the maximum premium limitations prescribed by the federal income tax law definition of life insurance.

REPAYMENT OF OUTSTANDING DEBT

We will treat payments you send to us as premium payments, and not as repayment of Outstanding Debt, unless you request otherwise. If you request that the payment be treated as a repayment of Outstanding Debt, any part of a payment that exceeds the amount of Outstanding Debt will be applied to your Fund Value. Applicable taxes and sales charges are only deducted from any payment that constitutes a premium payment.

ALLOCATING PREMIUMS

When you apply for a Policy, you specify the percentage of your net premium payments we are to allocate to the Subaccounts and to the Guaranteed Interest Account. Allocations must be in whole percentages, no allocation may be for less than 5% of a net premium, and allocation percentages must total 100%. If we do not have a valid set of allocation instructions from you, we will allocate scheduled premiums to the Money Market Subaccount. You may change your allocations at any time by writing or calling our Administrative Office.The change will apply to the net premium payments you make upon receipt of your instructions.

We will allocate your initial premium payment to our General Account until the end of the "Right to Return Policy" period. At the end of that period, we will transfer your net premium to the Subaccounts and/or Guaranteed Interest Account you designated. After the "Right to Return Policy" period, we will allocate your net premiums to the Subaccounts and/or Guaranteed Account on the Business Day that we receive the premium payment.

If you make an unscheduled premium payment, you may specify an allocation choice that is different than your allocation choice for your scheduled premium payments. This choice will not change your allocation choice for future scheduled premium payments. Your allocation must be whole numbers only, each allocation must be for at least 5% of the unscheduled net premium, and the total must be 100% of the unscheduled net premium.

                          HOW YOUR FUND VALUE VARIES

FUND VALUE

The Fund Value is the entire amount we hold under your Policy for you. The Fund Value serves as the starting point for calculating certain values under a Policy. It is the sum of the total amount under the Policy in each Subaccount, the amount held in the Guaranteed Interest Account, and the amount held in the Loan Account. We determine Fund Value first on your Policy Date, and after that, on each Business Day. Your Fund Value will vary to reflect the performance of the Subaccounts to which you have allocated amounts and interest we credit on amounts in the Guaranteed Interest Account, and will also vary to reflect Outstanding Debt, charges for the Monthly Deduction, mortality and expense risk charges, partial surrenders, and loan repayments. Your Fund Value may be more or less than the premiums you paid.

CASH VALUE

The Cash Value on any Business Day is the Fund Value reduced by any surrender charge and any Outstanding Debt.

SUBACCOUNT VALUES

On any Business Day, the value of a Subaccount equals the number of Units we credit to the Policy multiplied by the Unit value for that Day. We make the calculation before the purchase or redemption of Units on that Day.

Every time you allocate or transfer money to or from a Subaccount, we convert that dollar amount into Units. When you make allocations to a Subaccount, either by premium allocation, transfer of Fund Value, transfer of loan interest from the General Account, or repayment of a loan, we credit your Policy with Units in a Subaccount. When we assess the Monthly Deduction, and when you take a loan, a partial surrender, or transfer from a Subaccount, we decrease the number of Units you hold in a Subaccount.

SUBACCOUNT UNIT VALUE

We arbitrarily set the Unit value for each Subaccount at $10 when we established the Subaccount. After that, a Subaccount's Unit value varies to reflect the investment experience of the underlying portfolio, and may increase or decrease from one Business Day to the next. We determine Unit value, after a Subaccount's operations have begun, by multiplying the net investment factor for that Business Day by the Unit value for the immediately preceding Business Day.

The net investment factor is an index we use to measure the investment performance of a Subaccount from one Business Day to the next. The net investment factor for each Subaccount on a Business Day is obtained by subtracting (b) from (a) and dividing by (c), where:

       (a)is the per share net asset value on the Business Day of the applicable Fund portfolio in which the Subaccount invests times the number of such shares held in the Subaccount before the purchase or redemption of any shares on that Day;

       (b)is the mortality and expense risk charge accrued as of that Business Day; and

       (c)is the total number of Units held in the Subaccount on the Business Day before the purchase or redemption of any Units on that Day.

GUARANTEED INTEREST ACCOUNT VALUE

On any Business Day, the Fund Value in the Guaranteed Interest Account is:

.. the accumulated value with interest on the net premiums allocated and amounts transferred to, the Guaranteed Interest Account before that Day; minus

.. withdrawals from the Guaranteed Interest Account before that Day for any partial surrender and its fee, any amounts transferred from the Guaranteed Interest Account and the transfer charge, if any, and any Monthly Deductions.

                                   TRANSFERS

After the Right to Return Policy period has ended, you may transfer all or a portion of your Fund Value between and among the Subaccounts of the Variable Account and the Guaranteed Interest Account subject to certain conditions. Transfers from a Subaccount will take effect at the end of the Business Day we receive your request at our Administrative Office. Transfers from the Guaranteed Interest Account will take effect on the policy anniversary, or if later, at the end of the Business Day we receive your request at our Administrative Office. We may postpone transfers to, from, or among the Subaccounts under certain circumstances. See "Payments and Telephone Transactions."

We restrict transfers from the Guaranteed Interest Account. You may only transfer Fund Value from the Guaranteed Interest Account once each policy year. We must receive your request to transfer Fund Value from the Guaranteed Interest Account within 10 days before or 30 days after a policy anniversary.

When thinking about a transfer of Fund Value, you should consider the inherent risk involved. Frequent transfers based on short-term expectations may increase the risk that a transfer will be made at an inopportune time. We consider a request for a transfer to be one transaction. We may charge for transfers. See "Charges and Deductions."

TRANSFERS BY THIRD PARTIES

As a general rule and as a convenience to you, we allow you to give a third party the right to effect transfers on your behalf. However, when the same third party makes transfers for many Owners, the result can be simultaneous transfers involving large amounts of Fund Value. Such transfers can disrupt the orderly management of the portfolios underlying the Policy, can result in higher costs to Owners, and are generally not compatible with the long-range goals of Owners. We believe that such simultaneous transfers effected by such third parties are not in the best interests of all shareholders of the Funds, and the managements of the Funds share this position.

Therefore, to the extent necessary to reduce the adverse effects of simultaneous transfers made by third parties who make transfers on behalf of multiple Owners, we may not honor such transfers. Also, we will institute procedures to assure that the transfer requests that we receive have, in fact, been made by the Owners in whose names they have been submitted. These procedures will not, however, prevent Owners from making their own transfer requests.

                                DEATH BENEFITS

As long as your Policy is in effect and before the maturity date, we will pay the Death Benefit proceeds upon receipt at our Administrative Office of satisfactory proof of the Insured's death. We may postpone payment of the death benefit under certain conditions. See "Payments and Telephone Transactions." We will pay the proceeds to the Beneficiary.

AMOUNT OF DEATH BENEFIT PROCEEDS PAYABLE

The amount of Death Benefit proceeds payable equals:

       (1)the Policy's Death Benefit; plus

       (2)any insurance proceeds provided by rider; less

       (3)any Outstanding Debt, and if the death of the Insured occurs during any period for which a Monthly Deduction has not been made, any Monthly Deduction that may apply to that period, including the deduction for the month of death.

Under certain circumstances, we may further adjust the amount of the Death Benefit proceeds payable. See "Incontestability" and "Misstatement of Age or Sex."

DEATH BENEFIT OPTIONS

When you apply for a Policy, you have to make three choices about your Death Benefit. First, you must select the death benefit compliance test, then you must tell us how much life insurance you want, and finally, you must select a death benefit option.

The Policy must satisfy alternative death benefit compliance tests to qualify as life insurance under section 7702 of the Code: the Cash Value Accumulation Test or the Guideline Premium/Cash Value Corridor Test. Each test effectively requires that the Policy's Death Benefit, plus any outstanding loans and accrued interest thereon, and any unpaid Monthly Deductions, always be equal to or greater than the Fund Value multiplied by a certain death benefit percentage. Under the Cash Value Accumulation test, the death benefit percentages vary by Insured's attained age, gender and smoking status and in general, will not limit the amount you can pay into the Policy; under the Guideline Premium/Cash Value Corridor Test, the death benefit percentages vary by the Insured's attained age, and will limit the amount you pay into the Policy. Your minimum Death Benefit will generally be larger should you select the Cash Value Accumulation Test, while your Fund Value will generally be greater in the long term under the Guideline Premium/Cash Value Corridor Test because your net amount at risk will be lower which may result in lower cost of insurance charges in later policy years. Once you choose the test, you cannot change it.

You also must tell us how much life insurance coverage you want on the life of the Insured. We call this the Specified Amount. The minimum Specified Amount is $50,000.

Finally, you tell us whether you want Death Benefit Option 1 or Death Benefit Option 2. If you do not select a Death Benefit Option, we will assume you selected Death Benefit Option 2. Subject to certain restrictions, you may change your Death Benefit Option, see below.

Under Death Benefit Option 1, your Death Benefit will be the greater of:

    (a)the Specified Amount in effect on the date of the Insured's death plus any additional term life insurance you may have selected, or

    (b)the Fund Value on the date of the Insured's death multiplied by a death benefit percentage.

Your death benefit percentage will vary by the definition of life insurance you selected. A table showing the death benefit percentages is in your Policy. If you want to have favorable investment performance reflected in increasing Fund Value, and not in increasing insurance coverage, you should choose Option 1.

Under Death Benefit Option 2, your Death Benefit will be the greater of:

    (a)the Specified Amount in effect on the date of the Insured's death plus any additional term life insurance you may have selected, plus the Fund Value on the date of the Insured's Death, or

    (b)the Fund Value on the date of the Insured's death multiplied by a death benefit percentage.

The death benefit percentage is the same as that used for Option 1. The Death Benefit in Option 2 will always vary as Fund Value varies. If you want to have favorable investment performance reflected in increased insurance coverage, you should choose Option 2.

Examples of Options 1 and 2

The following examples demonstrate how we calculate the Death Benefit under Options 1 and 2. The examples show two Policies with the same Specified Amount, but Fund Values vary as shown. We assumed that the Insured is a male age 35, standard class, non-smoker at issue. We also assumed that the Insured is age 65 at the time of death and that there is no Outstanding Debt. We also assume that you selected the Guideline Premium Test. We also assume that the date of death was on a Monthly Anniversary Day.

                                             Policy 1  Policy 2
                                             --------  --------
                Specified Amount............ $100,000  $100,000
                Cash Value on Date of Death. $ 35,000  $ 85,000
                Death Benefit Percentage....      120%      120%
                Death Benefit under Option 1 $100,000  $102,000
                Death Benefit under Option 2 $135,000  $185,000

CHANGING DEATH BENEFIT OPTIONS

You may change the Death Benefit option under your Policy by writing us at our Administrative Office. If you change from Death Benefit Option 1 to Death Benefit Option 2, you must provide us with satisfactory evidence of insurability. We do not require evidence of insurability if you change from Death Benefit Option 2 to Death Benefit Option 1. The effective date of a change requested between monthly anniversaries will be the next Monthly Anniversary Day after we accept the change.

If you change from Death Benefit Option 1 to Death Benefit Option 2, we will reduce your Policy's Specified Amount by the amount of the Policy's Fund Value at the date of the change. We will not permit you to change from Death Benefit Option 1 to Death Benefit Option 2 if the change would result in a new Specified Amount of less than $100,000.

If you change from Death Benefit Option 2 to Death Benefit Option 1, we will increase the Specified Amount of your Policy by the amount of the Policy's Fund Value at the date of the change. The change to Death Benefit Option 1 will generally reduce the Death Benefit payable in the future.

We will automatically change your Death Benefit option to Death Benefit Option 2 if the Insured becomes disabled and the Waiver of Specified Premium rider or a Waiver of Monthly Deduction Benefit rider is in effect. See "Other Optional Insurance Benefits."

A change in the Death Benefit option may affect the monthly cost of insurance charge since this charge varies with the net amount at risk. Generally, the net amount at risk is the amount by which the Death Benefit exceeds Fund Value. See "Deductions from Fund Value - The Monthly Deduction." If the Policy's Death Benefit is not based on the death benefit percentage under Death Benefit Option 1 or Death Benefit Option 2, changing from Option 2 to Option 1 will generally decrease the net amount at risk. Therefore, this change may decrease the cost of insurance charges. Changing from Death Benefit Option 1 to Death Benefit Option 2 will generally result in a net amount at risk that remains level. However, such a change will result in an increase in the cost of insurance charges over time. This results because the cost of insurance rates increase with the Insured's age.

CHANGING THE SPECIFIED AMOUNT

You may change the Specified Amount under your Policy subject to the conditions described below.

Increasing the Specified Amount will generally increase your Policy's Death Benefit. Decreasing the Specified Amount will generally decrease your Policy's Death Benefit. The amount of change in the Death Benefit depends on (1) the Death Benefit option chosen, and (2) whether the Death Benefit under the Policy is being computed using the death benefit percentage at the time of the change. Changing the Specified Amount could affect the subsequent level of Policy values. For example, an increase in Specified Amount may increase the net amount at risk, which will increase your cost of insurance charges over time. Conversely, a decrease in Specified Amount may decrease the net amount at risk, which may decrease your cost of insurance over time. We offer term life insurance riders. Depending on your circumstances, it may be more cost effective for you to purchase one of these riders rather than increasing your Specified Amount.

We will not permit any change that would result in your Policy being disqualified as a life insurance contract under Section 7702 of the Code. However, changing the Specified Amount may have other tax consequences. You should consult a tax adviser before changing the Specified Amount.

INCREASES

.. You may increase the Specified Amount by submitting a written application and evidence of insurability to us at our Administrative Office. The increase will take effect on the Monthly Anniversary Day that falls on, or next follows, the date we approve it.

..  You can only increase the Specified Amount until the Insured's age 85
   (Insured's age 70 for individual qualified plans).

.. You may not increase your Specified Amount if Monthly Deductions are being waived under the Waiver of Monthly Deduction rider, or premiums are being waived under the Waiver of Specified Premiums rider.

..  Your cost of insurance charges will increase.

.. The increase will create a new "coverage segment." There will be a surrender charge associated with this coverage segment. We will allocate Fund Value after the increase first to the original coverage segment, and then to each coverage segment in order of the increases.

.. Your Minimum Monthly Premium will increase, and we will make this adjustment prospectively to reflect the increase.

.. If the Specified Amount is increased when a premium payment is received, we will process the increase before we process the premium payment.

DECREASES

.. You may decrease the Specified Amount by submitting a written application to us at our Administrative Office. The decrease will take effect on the Monthly Anniversary Day that falls on, or next follows, the date we approve it.

..  You may not decrease the Specified Amount below $100,000.

..  We will apply decreases in Specified Amount in the following order:

       (a)against the most recent increase, regardless if it is Specified Amount increase or additional term life insurance increase;

       (b)against the next most recent increases successively, regardless if it is Specified Amount increase or additional term life insurance increase;

       (c)against additional term life insurance provided under the original application; and

       (d)against insurance provided by the Specified Amount under the original application.
.. Your Minimum Monthly Premium will not be adjusted for the decrease in the Specified Amount. If you elected the Guaranteed Death Benefit to Age 100 rider, your Minimum Monthly Premium will be adjusted for the decrease in Specified Amount.

.. If the Specified Amount is decreased when a premium payment is received, we will process the decrease before we process the premium payment.

..  Rider coverages may be affected by a decrease in Specified Amount.

.. We will reject a decrease in Specified Amount, if, to effect the decrease, payments to you would have to be made from Fund Value for compliance with the guideline premium limitations, and the amount of the payments would exceed the Cash Value of your Policy.

If a requested change is not approved, we will send you a written notice of our decision.

Changes in the additional term life insurance amount will be subject to the same rules discussed above for Specified Amount changes.

                       OTHER OPTIONAL INSURANCE BENEFITS

Subject to certain requirements, you may elect to add one or more of the optional insurance benefits described below. You may add these benefits when you apply for your Policy. These other optional benefits are added to your Policy by an addendum called a rider. As applicable, a charge is deducted monthly from the Fund Value for each optional benefit added to your policy. See "Charges and Deductions." You can cancel these benefits at any time. Certain restrictions may apply, and are described in the applicable rider. In addition, adding or canceling these benefits may have an effect on your Policy's status as a modified endowment contract. See "Tax Considerations." Your agent can describe these extra benefits further.

Contact your agent for more information about these and other riders.

GUARANTEED DEATH BENEFIT TO AGE 100 RIDER

This rider guarantees that during the Insured's lifetime, the policy will not lapse if the Cash Value is insufficient provided certain premium payment conditions are met. To maintain the benefit, total premiums paid less partial surrenders less Outstanding Debt must equal or exceed the cumulative minimum monthly premiums. This rider is not available if you elect coverage under the Term Life Term Rider and/or Additional Term Life Insurance Rider.

MATURITY EXTENSION RIDER

This rider extends coverage beyond the original maturity date until the date death proceeds become payable. Death proceeds payable upon the surviving Insured's death equal the Cash Value of the Policy at the original maturity date multiplied by a death benefit percentage of 101%. This rider is automatically included in all jurisdictions where available.

ENHANCED MATURITY EXTENSION RIDER

This rider provides the option to extend coverage beyond the original maturity date of the Policy until the date death proceeds become payable such that the death benefit at maturity is determined in the same manner as it was prior to the original maturity date. Death proceeds payable upon the Insured's death on and after the original maturity date will equal the Death Benefit as determined under the Policy using 101% as the applicable percentage of Fund Value.

There is a monthly cost for this rider which is deducted monthly from the Fund Value.

If you elect this rider, the Maturity Extension rider will not be effective. If you elect to end this rider, we will automatically provide coverage under the Maturity Extension Rider.

ADDITIONAL TERM LIFE INSURANCE RIDER

The Additional Term Life Insurance Rider provides you with a level death benefit to age 100. The Additional Term Life Insurance Rider, unlike the Term Life Term Rider, is combined with the Specified Amount of the policy for purposes of determining if the minimum "corridor" is required to maintain the definition of life insurance under the Internal Revenue Code section 7702. See "Tax Considerations."

SPOUSE'S YEARLY RENEWABLE TERM RIDER

This rider provides for term insurance benefits on the life of the Insured's spouse, to the spouse's age 80.

CHILDREN'S TERM LIFE INSURANCE RIDER

This rider provides term insurance coverage on the lives of the children of the Insured under age 18. The coverage continues to the policy anniversary after the child's 22nd birthday.

ACCIDENTAL DEATH AND DISMEMBERMENT RIDER

This rider pays a benefit amount if the Insured dies or suffers a specified dismemberment as a result of an accident. The accident must occur after the Insured's age 5 and before the Insured's age 70.

PURCHASE OPTION RIDER

This rider provides the option to purchase additional coverage as specified in the rider at specific ages or events without providing additional evidence that the Insured remains insurable.

WAIVER OF MONTHLY DEDUCTION RIDER

This rider provides for the waiver of certain charges while the Insured has a covered disability and the policy is in effect. While the Insured is disabled, no deductions are made for (1) monthly administrative charges, (2) Per $1,000 Specified Amount charges, (3) cost of insurance charges, and (4) rider charges.

WAIVER OF SPECIFIED PREMIUMS RIDER

This rider provides for the waiver of the monthly specified premiums (shown on the rider) while the Insured has a covered disability and the policy is in effect. The specified premiums will be added to the Fund Value on each monthly anniversary net charges. We will allocate net premiums among the Subaccounts and the Guaranteed Interest Account according to your most recent instructions. This rider does not waive the Monthly Deductions due under your Policy.

TERM LIFE TERM RIDER

This rider provides additional death benefits on the life of the Insured until the Insured reaches age 80. The minimum amount of coverage is $25,000. You may convert the rider coverage without evidence of insurability to any level premium, level face amount permanent policy of insurance offered by the Company. The conversion must occur before the Insured's age 65 or 5 years from the issue of the rider, whichever is later.

                             BENEFITS AT MATURITY

The maturity date for this Policy is the policy anniversary following the Insured's 100/th birthday. If the Insured is living on the maturity date, we will pay to you, as an endowment benefit, the Fund Value of the Policy. We will not accept premiums, nor will we take Monthly Deductions, after the maturity date. Payment of the benefit may be deferred until the date of the Insured's death (see Maturity Extension Rider and Enhanced Maturity Extension Rider above in "Other Optional Insurance Benefits"). /

                       SURRENDERS AND PARTIAL SURRENDERS

SURRENDERS

You may cancel and surrender your Policy at any time before the Insured dies by sending a written request together with the Policy to our Administrative Office. Your Policy will terminate at end of the Business Day we receive your request.

The amount you will receive will be your Policy's Fund Value less (1) any surrender charge, and (2) any Outstanding Debt.

A surrender may have adverse tax consequences. See "Tax Considerations."

PARTIAL SURRENDERS

Until the maturity date, you may make a partial surrender request at any time from your Policy by writing us at our Administrative Office. We will process your partial surrender request at the end of Business Day we receive your request.

Your partial surrender must be for at least $500 (plus its fee). We will not allow a partial surrender if your Fund Value after the partial surrender (including the partial surrender fee) would be less than $500 or would result in a Specified Amount in force of less than $100,000. If you have taken a loan on your Policy, we limit the amount of your partial surrender so that the loan amount, after the partial surrender, is not greater than 90% of Cash Value.

You must allocate an amount or percentage of your Fund Value in the Subaccounts and the Guaranteed Interest Account from which we are to take your partial surrender. Allocations by percentages must be in whole percentages and the minimum percentage is 10% against any Subaccount or the Guaranteed Interest Account. Percentages must total 100%. We will reject an allocation which does not comply with the rules or if there is not enough Fund Value in a Subaccount or the Guaranteed Interest Account to provide its share of the allocation. If the Insured dies after the request for a partial surrender is sent to us and before it is effected, the amount of the partial surrender will be deducted from the Death Benefit proceeds. We will determine the Death Benefit proceeds taking into account the amount surrendered.

EFFECT OF PARTIAL SURRENDERS ON FUND VALUE AND DEATH BENEFIT PROCEEDS

If you make a partial surrender and you selected Death Benefit Option 1, we will decrease the Specified Amount of your Policy by the amount of the partial surrender (excluding its fee). If you selected Death Benefit Option 2, a partial surrender will not change the Specified Amount of your Policy. However, if the Death Benefit is not equal to the Fund Value times a death benefit percentage, we will reduce the Death Benefit by the amount of the partial surrender. Under either Death Benefit Option, if the Death Benefit is based on the Fund Value times the applicable death benefit percentage, the Death Benefit may decrease by an amount greater than the partial surrender.

There is a fee for each partial surrender of $10. Partial surrenders may have adverse tax consequences. See "Tax Considerations."

                                     LOANS

You may borrow up to 90% of your Cash Value at any time by writing us at our Administrative Office. (If you request a loan on a Monthly Anniversary Day, the maximum loan is reduced by the Monthly Deduction due on that day.) Your Policy is the only security for the loan. A loan may have tax consequences. You should consult your tax adviser before borrowing from your Policy.

To secure a loan, we transfer an amount equal to the loan proceeds from the Fund Value in the Variable Account and the Guaranteed Interest Account to our Loan Account. You tell us from where we are to transfer this Fund Value. You can specify loan allocations by amount or percentages. Allocations by percentage must in whole percentages and the minimum percentage is 10% against any Subaccount or the Guaranteed Interest Account. If you do not specify an allocation, or if we cannot process your loan allocations because they do not comply with our rules or there is not enough Fund Value in a Subaccount and/or the Guaranteed Interest Account to comply with your request, we will reject your request for a loan. We pay interest monthly on amounts allocated to our Loan Account at an annual rate not less than 4.5%. We may pay excess interest in our sole discretion. We will allocate amounts in the Loan Account that exceed your Outstanding Debt to the Variable Account and/or Guaranteed Interest Account as we determine.

We normally pay the amount of the loan within seven calendar days after we receive a proper request for a loan at our Administrative Office. We may postpone payment of loan under certain conditions. See "Payments and Telephone Transactions."

We charge interest on a loan. Loan interest is payable in arrears on each policy anniversary, and varies by the number of years since we issued your Policy. The interest you must pay on the loan is as follows:

                                           Interest Due (at an
                     Policy Year              annual rate)
                     -----------        -------------------------
                        0-10                      5.25%
                    11 and after                  4.75%

If you do not pay the interest when due, it will become part of the loan and accrue interest accordingly. To secure this "new" loan, we will deduct amounts from the Fund Value of each Subaccount and/or the Guaranteed Interest Account in the same proportion that each bears to total Fund Value on the policy anniversary.

You may repay all or part of the Outstanding Debt (i.e., your loan amount plus interest on the loan) at any time by sending the repayment to our Administrative Office. We will credit repayments on the Business Day that we receive them. You must clearly mark a repayment as a loan repayment or it will be credited as a premium. If a loan repayment is made which exceeds the Outstanding Debt, we will consider the excess to be part of a scheduled premium payment, and the payment will be subject to the rules on acceptance of premium payments.

Upon each loan repayment, we will transfer an amount equal to the loan repayment from the Loan Account to the Variable Account and/or Guaranteed Interest Account according to your current premium allocation instructions.

We deduct any Outstanding Debt from your Cash Value and the Death Benefit proceeds payable on the Insured's death.

EFFECTS OF POLICY LOANS

A loan affects the Policy because we reduce Death Benefit proceeds and Cash Value under the Policy by the amount of Outstanding Debt. Repaying the loan causes the Death Benefit proceeds and Fund Value to increase by the amount of the repayment. As long as there is Outstanding Debt, we will hold an amount in the Loan Account equal to loan amount as collateral. This amount is not affected by the Variable Account's investment performance or interest we credit on amounts allocated to the Guaranteed Interest Account. Amounts transferred from the Variable Account as collateral will affect the Fund Value of your Policy because we credit such amounts with an interest rate we declare rather than a rate of return reflecting the investment performance of the Variable Account.

There are risks involved in taking a loan, a few of which include the potential for your Policy to terminate if, after your third policy anniversary (or, in some instances, the third anniversary following an increase in Specified Amount), projected earnings taking into account Outstanding Debt are not achieved. A loan may have adverse tax consequences. See "Tax Considerations."

We will notify you if your Policy is in risk of termination and has entered a 61-day grace period. See "Termination."

                                  TERMINATION

GENERAL

Your Policy will remain in effect as long as:

       (1)it has a Cash Value greater than zero and you make any required additional premium payments during the 61-day grace period; or

       (2)you have elected the Guaranteed Death Benefit to Age 100 Rider and you have met all the requirements of the rider, and you make any required additional premium payments during the 61-day Grace Period.

If your policy does not meet the conditions specified above, it will be in default. In that case, we will mail you a notice of insufficient premium that will inform you the premium you must pay to keep your Policy in effect. You must pay this premium amount within the 61-day grace period from the date we send notice to you. If you do not pay the required premium, your Policy will end.

We have different special rules relating to termination during the first three policy years and for three policy years following an increase in Specified Amount if that increase became effective during the first three policy years.

SPECIAL RULES FOR FIRST THREE POLICY YEARS

During the first three policy years (or the first three policy years following an increase in Specified Amount during that period), we guarantee that your Policy will not lapse if, on each Monthly Anniversary Day, either:

..  Your Policy's Cash Value is greater than zero; or

.. The sum of the premiums paid minus all partial surrenders (excluding related fees), minus any Outstanding Debt, is greater than or equal to the Minimum Monthly Premium times the number of months your Policy has been in effect
   (or number of months from the most recent increase in Specified Amount) (we refer to this as the Minimum Monthly Premium test).

Your Policy may be at risk of termination if:

..  The insufficiency occurs at any other time; or

.. The Minimum Monthly Premium test has not been met during the first three policy years (as described above).

AMOUNTS YOU MUST PAY TO KEEP YOUR POLICY

If you receive a notice of insufficient premium, you must pay the amount stated in the notice to keep your Policy in effect. In general, the amount you must pay will vary based on the policy year of your Policy.

During the first three policy years (or within three years of an increase in Specified Amount during that period), you must pay:

       (1)the Minimum Monthly Premium not paid; plus

       (2)one succeeding Minimum Monthly Premium.

After the third policy anniversary (or after three years from the most recent increase in Specified Amount during that period), you must pay:

       (1)the Monthly Deduction not paid; plus

       (2)an amount equal to two succeeding Monthly Deductions plus the amount of the deductions from premiums for various taxes and the sales charge.

YOUR POLICY WILL REMAIN IN EFFECT DURING THE GRACE PERIOD

Your Policy will remain in effect through the grace period. This means that if the Insured should die during the grace period, a Death Benefit would still be payable, although we would reduce the Death Benefit proceeds by the unpaid Monthly Deduction as well as the Monthly Deduction for the month of death and by the amount of any Outstanding Debt.

For Policies issued in the State of New Jersey, we would calculate the Death Benefit as follows. If the Insured dies during the grace period, the death benefit proceeds will equal the amount of the death benefit immediately before the start of the grace period, reduced by

       (1)the lesser of any balance needed for the Minimum Monthly Premium for the following month or any balance needed for the Monthly Deduction; and

       (2)any Outstanding Debt.

If you do not pay the required premium before the grace period ends, your Policy will terminate. It will have no value and no benefits will be payable. However, you may reinstate your Policy within certain circumstances.

If Guaranteed Death Benefit to Age 100 Rider Is In Effect: The Specified Amount of your Policy and most rider coverages will not lapse during the guarantee period even if the Cash Value is not enough to cover all the deductions from the Fund Value on any Monthly Anniversary Day if:

(3)Guaranteed Death Benefit to Age 100 Rider is in effect; and

(4)the test for continuation of the guarantee period has been met.

See your rider for more information.

While the Guaranteed Death Benefit to Age 100 Rider is in effect, the Fund Value of your Policy will be reduced by Monthly Deductions but not below zero. During the guarantee period, we will waive any Monthly Deduction that will reduce the Fund Value below zero. If the Guaranteed Death Benefit to Age 100 Rider is ended, the normal test for lapse will resume.

REINSTATEMENT

If you have not surrendered your Policy and it is before the maturity date, you may reinstate your Policy within five years after the Monthly Anniversary Day at the beginning of the grace period. To reinstate your Policy, you must provide us the following four items:

       (1)a written application;

       (2)satisfactory evidence to us of the insurability of the Insured;

       (3)payment of a premium large enough to cover:

           a. the balance we told you in the notice of insufficient premium that was necessary to keep your Policy in effect; and

           b. an amount sufficient to keep your Policy in force for at least one month from the reinstatement date; and

       (4)payment or reinstatement of any Outstanding Debt you owe us on the Policy, plus payment of interest on any reinstated Debt from the beginning of the grace period to the end of the grace period at the rate which applies to policy loans on the date of reinstatement. This is an annual rate of 5.25% for Policy Years 1 through 10 and 4.75% for Policy years 11 and after.

We will reinstate any surrender charge that would have been outstanding on the date of reinstatement had the Policy remained in force.

Your Fund Value on the date of reinstatement will be based on the reinstated charge, the net premium paid, the reinstated Debt, and any Monthly Deduction due on the reinstatement date. Should we reinstate your Policy, your Policy will be reinstated on the Monthly Anniversary Day that falls on, or immediately precedes, the date we approved your application for reinstatement. At that time, we will allocate Fund Value minus, if applicable, Outstanding Debt among the Subaccounts and the Guaranteed Interest Account according to your most recent scheduled premium payment allocation instructions.

                      PAYMENTS AND TELEPHONE TRANSACTIONS

You may send your written request for payment or transfer request to our Administrative Office or give it to one of our authorized agents. We will ordinarily pay any Death Benefit proceeds, loan proceeds or surrender or partial surrender proceeds in a lump sum within seven days after receipt at our Administrative Office of all the documents required for such a payment.

Other than the Death Benefit proceeds, which we determine as of the date the Insured's death, the amount we pay or transfer, as appropriate, is as of the end of the Business Day during which our Administrative Office receives all required documents. We may pay your surrender proceeds or Death Benefit proceeds as a lump sum or under one of our Settlement Options. See "Settlement Options."

Any Death Benefit proceeds that we pay in one lump sum will include interest from the date of death to the date of payment. The interest we pay will be at a rate determined by the state where we delivered your Policy. We may delay making a payment or processing a transfer request if:

.. the New York Stock Exchange is closed on other than customary weekend and holiday closing or trading on the New York Stock Exchange is restricted as determined by the SEC;

.. an emergency exists, as determined by the SEC, as a result of which disposal of securities is not reasonably practicable or it is not reasonably practicable to determine the value of the Account's net assets; or

..  for such other periods as the SEC by order may permit.

We may also defer making payments attributable to a check that has not cleared the bank on which it is drawn. We reserve the right to defer payments from the Guaranteed Interest Account for up to six months.

If mandated under applicable law, we may be required to reject a premium payment. We may also be required to block an Owner's account and thereby refuse to pay any request for transfers, withdrawals, surrenders, loans or death benefits, until instructions are received from the appropriate regulator.

TELEPHONE TRANSACTIONS

You may request a transfer of Fund Value or change allocation instructions for future premiums by telephone if you have completed and signed a telephone transfer authorization form, and we have received that form at our Administrative Office. You may elect these privileges when you apply for the Policy. We may record all or part of any telephone conversation with respect to transfer and allocation instructions. We will process your telephone instructions as of the end of the Business Day that we receive them, subject to the limitations stated in this prospectus. We will only accept telephone transfer and allocation instructions if they are complete and correct.

We have adopted guidelines (which we believe to be reasonable) relating to telephone transfers and allocation instructions. These guidelines, among other things, outline procedures to be followed which are designed to prevent unauthorized instructions. If these procedures are followed, the we will not be liable for, and you will therefore bear the entire risk of, any loss as a result of our following telephone instructions if such instructions prove to be fraudulent. A copy of the guidelines and our form for electing telephone transfer privileges is available from your agent or by calling us at 1-800-487-6669.

Please note that our telephone system may not always be available. Any telephone system, whether it is yours, your service provider's, or your registered representative's, can experience unscheduled outages or slowdowns for a variety of reasons. These outages or slowdowns may delay or prevent our processing of your request. Although we have taken precautions to help our system handle heavy use, we cannot promise complete reliability under all circumstances. If your are experiencing problems, you may make your transaction request by writing our Administrative Office.

                              TAX CONSIDERATIONS

The following provides a general description of the federal income tax considerations relating to the Policy. This discussion is based upon our understanding of the present federal income tax laws as the Internal Revenue Service ("IRS") currently interprets them. This discussion is not intended as tax advice. Tax laws are very complex and tax results will vary according to your individual circumstances. A person considering the purchase of the Policy may need tax advice. It should be understood that these comments on federal income tax consequences are not an exhaustive discussion of all tax questions that might arise under the Policy. This discussion does not address other Federal tax issues such as estate, gift, and generation skipping transfer taxes, or state and local income, estate, and inheritance tax consequences associated with this Policy. As a result, you should always consult a tax advisor about the application of tax rules to your individual situation.

Under Section 7702 of the Code, a Policy will be treated as a life insurance policy for federal tax purposes if one of two alternate tests are met. These tests are:

       (1)Cash Value Accumulation Test

       (2)Guideline Premium/Cash Value Corridor Test

When you apply for a Policy you will irrevocably choose which of the two tests will be applied to your Policy.

We believe that the Policy meets this statutory definition of life insurance and hence will receive federal income tax treatment consistent with that of fixed life insurance. Thus, the death benefit should be excludable from the gross income of the beneficiary (whether the beneficiary is a corporation, individual or other entity) under Section 101(a)(1) of the Code for purposes of the regular federal income tax. You generally should not be considered to be in constructive receipt of the cash values under the Policy until a full surrender, maturity of the Policy, or a partial surrender. In addition, certain Policy loans may be taxable in the case of policies that are modified endowment contracts.

MODIFIED ENDOWMENT CONTRACTS

The Technical and Miscellaneous Revenue Act of 1988 established a new class of life insurance contracts referred to as modified endowment contracts. A life insurance contract becomes a "modified endowment contract" if, at any time during the first seven contract years, the sum of actual premiums paid exceeds the sum of the "seven-pay premium."

Changes in benefits may require testing to determine if the Policy is to be classified as a modified endowment contract. A modified endowment contract is treated differently for tax purposes then a contract which is not a modified endowment contract.

Pre-death distributions from modified endowment contracts may result in taxable income. Upon full surrender or maturity of the Policy, the Policy owner would recognize ordinary income for federal income tax purposes. Ordinary income will equal the amount by which the Cash Value plus Outstanding Debt exceeds the investment in the Policy. (The investment in the Policy is usually the premiums paid plus certain pre-death distributions that were taxable less any premiums previously recovered that were excludable from gross income.) Upon partial surrenders and Policy loans the Policy owner would recognize ordinary income to the extent allocable to income

(which includes all previously non-taxed gains) on the Policy. The amount allocated to income is the amount by which the Fund Value of the Policy exceeds investment in the Policy immediately before distribution. The tax law provides for aggregation of two or more policies classified as modified endowment contracts if:

       (1)The policies are purchased from any one insurance company (including the Company), and

       (2)The purchases take place during a calendar year.

The policies are aggregated for the purpose of determining the part of the pre-death distributions allocable to income on the policies and the part allocable to investment in the policies.

Amounts received under a modified endowment contract that are included in gross income are subject to an additional tax. This additional tax is equal to 10% of the amount included in gross income, unless an exception applies. The 10% additional tax does not apply to any amount received when the taxpayer is at least 59 1/2 years old and in certain other situations.

A contract may not be a modified endowment contract originally but may become one later. Treasury Department regulations, yet to be prescribed, cover pre-death distributions received in anticipation of the Policy's failure to meet the seven-pay premium test. These distributions are to be treated as pre-death distributions from a modified endowment contract (and, therefore, are to be taxed as described above). This treatment is applied even though the Policy was not yet a modified endowment contract. The Code defines a distribution in anticipation of failing the test as one made within two years of the Policy being classified as a modified endowment contract.

It is unclear whether interest paid (or accrued by an accrual basis taxpayer) on Outstanding Debt with respect to a modified endowment contract constitutes interest for federal income tax purposes. If it does constitute interest, its deductibility will be subject to the same limitations as modified endowment contracts.

POLICIES WHICH ARE NOT MODIFIED ENDOWMENT CONTRACTS

If a Policy is not a modified endowment contract distributions are treated as follows. Upon a full surrender or maturity of a Policy for its Cash Value, the excess if any, of the Cash Value plus Outstanding Debt minus the cost basis under a Policy will be treated as ordinary income for federal income tax purposes. A Policy's cost basis will usually equal the premiums paid less any premiums previously recovered through partial surrenders. Under Section 7702 of the Code, special rules apply to determine whether part or all the cash received through partial surrenders in the first 15 Policy years is paid out of the income of the Policy and therefore subject to income tax. Cash distributed to a Policy owner on partial surrenders occurring more than 15 years after the Policy date will be taxable as ordinary income to the Policy owner to the extent that it exceeds the cost basis under a Policy.

We believe that loans received under policies that are not modified endowment contracts will be treated as indebtedness of the owner. Thus, no part of any loan under the Policy will constitute income to the owner until the Policy matures, unless the Policy is surrendered before it matures. Interest paid (or accrued by an accrual basis taxpayer) on a loan under a Policy that is not a modified endowment contract may be deductible. Deductibility will be subject to several limitations, depending upon (1) the use to which the proceeds are put and (2) the tax rules applicable to the Policy owner.

Other tax law provisions may limit the deduction of interest payable on loan proceeds that are used to purchase or carry certain life insurance policies.

               The Company Does Not Make Any Guarantee Regarding
                         The Tax Status Of Any Policy

CHARGE FOR COMPANY INCOME TAXES

For federal income tax purposes, variable life insurance generally is treated in a manner consistent with fixed life insurance. The Company will review the question of a charge to the Variable Account for the Company's federal income taxes periodically. A charge may be made for any federal income taxes incurred by the Company that are attributable to the Variable Account. At present, these taxes are not significant. If there is a material change in applicable state or local tax laws or in the cost to the Company, the Company reserves the right to charge the Variable Account for any such taxes attributable to the Variable Account.

                           OTHER POLICY INFORMATION

EXCHANGE PRIVILEGE

During the first 24 months following the Policy Date, you may exchange your Policy for a policy where the investment experience is guaranteed. To accomplish this, the entire amount in the Subaccounts of the Variable Account is transferred to the Guaranteed Interest Account. All future premiums are allocated to the Guaranteed Interest Account. This serves as an exchange of your Policy for the equivalent of a flexible premium universal life policy. No charge is imposed on the transfer when you exercise the exchange privilege.

SETTLEMENT OPTIONS

We offer the following settlement options as alternatives to the payment of Death Benefit proceeds or Cash Value in a lump sum:

Option 1. Interest Income -- Under this option, we hold the proceeds and credit the interest earned on those proceeds to the payee. We set the rate of interest for each year, but that rate will never be less than 2 3/4% a year. This Option will continue until the earlier of the date the payee dies or the date you elect another settlement option.

Option 2. Income for Specified Period -- Under this option, the payee receives an income for the number of years chosen. We then calculate an income that will be based on the Minimum Monthly Income Table 2 for that period. Note that the longer the period selected (i.e., number of years) the lower the dollar amount per $1,000 of proceeds. Payments may be increased by additional interest as we may determine for each year.

Option 3. Single Life Income -- Under this option, a number of years called the period certain is chosen. We will then pay income to a single payee for as long as that payee lives or for the number of years chosen (the period certain), whichever is longer. If the payee dies after the end of the period certain, the income payments will stop. The period certain elected may be: (a) 0, 10, or 20 years; or (b) until the total income payments equal the proceeds applied (this is called a refund period certain).

We will calculate the amount of the income payments on the date the proceeds become payable. This amount will be at least as much as the applicable amount show in the Minimum Monthly Income Table 3 shown in your Policy. The income amounts are based on the 1983 Table a (discrete functions, without projections for future mortality) with 3 1/2% interest.

If the income payments for the period certain elected are the same as income payments based on another available longer period certain, we will deem an election to have been made for the longer period certain.

Option 3A. Joint Life Income -- We pay income during the joint lifetime of two people (the payee and another person). That means if one person dies, we will continue to pay the same income (or a lesser income) to the survivor for as long as the survivor lives.

The survivor may receive the same dollar amount that we were paying before the first payee died or two-thirds of that amount depending on the election made at the time of settlement. Note that if the lesser (two-thirds) amount paid to the survivor is elected, the dollar amount payable while both persons are living will be larger than it would have been if the same amount paid to the survivor had been elected.

We will calculate the amount of income payable while both persons are living (the joint lifetime) on the date the proceeds become payable. This amount will be at least as much as the applicable amount shown in the Minimum Monthly Income Table 3A shown in your Policy. The minimum income amounts are based on the 1983 Table "a" (discrete functions, without projections for future mortality) with 3 1/2% interest.

If a person for whom Option 3A is chosen dies before the first income amount is payable, the survivor will receive settlement instead under Option 3 with 10 years certain.

Option 4. Income of Specified Amount -- Under this option, the dollar amount of the income payments is chosen. We will pay that amount for as long as the proceeds and interest last, but the dollar amount chosen must add up to a yearly amount of at least 10% of the proceeds applied. Interest will be credited annually on the balance of the proceeds. We set the rate of interest for each year, but that rate will never be less than 2 3/4% a year.

We also may pay proceeds under any other option to which we and the payee may agree.

In selecting a settlement option: (1) the proceeds applied must be at least $1,000; and (2) the payee cannot be a corporation, association, or fiduciary. We will make payments under a settlement option monthly unless you or the payee request that we make the payments quarterly, semiannually or annually. If payments of the chosen frequency would be less than $25 each, we may use a less frequent payment basis.

You, while the Insured is living, or your payee (not more than one month after the proceeds become payable) may select a settlement option by writing us at our Administrative Office. Please review your Policy for more information about the settlement options.

ASSIGNMENT

You may assign any interest in your Policy to another person. You must send written notice of the assignment to us at our Administrative Office. The assignment will take effect once we have recorded the assignment. We may rely solely on the statement of the assignee as to the amount of his or her interest. All assignments will be subject to Outstanding Debt. Please see your Policy for more information.

DIVIDENDS

This Policy is non-participating. We do not pay dividends on the Policy.

INCONTESTABILITY

The Policy limits our right to contest the Policy as issued or as increased, except for material misstatements contained in the application or a supplemental application, after it has been in force during the Insured's lifetime for a minimum period, generally for two years from the Policy Date, or effective date of the increase in Specified Amount.

SUICIDE EXCLUSION

If the Insured dies by suicide, while sane or insane, within two years from the Policy Date or reinstatement date, we will limit the Death Benefit proceeds to the premium payments less any partial surrender amounts (and their fees) and any Outstanding Debt. If an Insured dies by suicide, while sane or insane, within two years of the effective date of any increase in the Specified Amount, the amount payable with respect to that increase will be limited to the cost of insurance charges you paid with respect to such increase.

MISSTATEMENT OF AGE OR SEX

We will adjust Death Benefit proceeds if you misstated the Insured's age or sex in your application.

OTHER CHANGES TO YOUR POLICY

At any time, we may make such changes in the Policy as are necessary:

.. to assure compliance at all times with the definition of life prescribed by the Internal Revenue Code;

.. to make the Policy, our operations, or the operation of the Variable Account conform with any law or regulation issued by any government agency to which they are subject; or

.. to reflect a change in the operation of the Variable Account, if allowed by the Policy.

Only one of our executive officers has the right to change the Policy. No agent has the authority to change the Policy or waive any of its terms. An executive officer of the Company must sign all endorsements, amendments, or riders to be valid.

REPORTS

We will send you a report at least annually showing the then current status of your Policy. It will set forth:

Since the last report date:

..  premiums received;

..  expense charges (including transfer charges, if any);

..  cost of insurance and any riders;

..  interest earned on Fund Value in the Loan Account and in the Guaranteed
   Interest Account; and

..  any partial surrenders (and their fees).

as of the current report date:

..  Death Benefit;

..  Specified Amount; and

..  Outstanding Debt.

as of the current and prior report dates:

..  Fund Value;

..  Subaccount Unit values;

..  Fund Value in the Guaranteed Interest Account; and

..  any other information required by law.

We also will send you an annual and a semi-annual report for each Fund in which you are investing, as required by the 1940 Act.

LEGAL PROCEEDINGS

The Company, like all other companies, is involved in lawsuits, including class action lawsuits. In some class action and other lawsuits involving insurance companies, substantial damages have been sought and/or material settlement payments have been made. Although the outcome of any litigation cannot be predicted with certainty, we believe that at the present time there are no pending or threatened lawsuits that are reasonably likely to have a material adverse impact on us or the Variable Account.

                            ADDITIONAL INFORMATION

SALE OF THE POLICIES

We have entered into a distribution agreement with MONY Securities Corporation ("MSC"), a wholly owned subsidiary of MONY Life Insurance Company, to act as principal underwriter and for the distribution and sale of the Policies. MSC is registered as a broker dealer under the Securities Exchange Commission under the Securities Exchange Act of 1934, as well as with the securities commissions in the states in which it operates, and is a member of the National Association of Securities Dealers, Inc. ("NASD").

MSC offers the Policies through its registered representatives who are registered with the NASD and with the states in which they do business and are also licensed as life insurance agents of the Company. More information about MSC and its registered persons is available at http://www.nasdr.com or by calling 1(800) 289-9999. You also can obtain an investor brochure from NASD Regulation describing its Public Disclosure Program.

Except where MSC has authorized other broker/dealers to sell the Policies (as described in the preceding paragraph), compensation payable for the sale of the Policies will be based upon the following schedule. After issue of the Policy, commissions will equal at most 50% of premiums paid up to a maximum amount. Thereafter, commissions will equal at most 3.8% of any additional premiums plus, beginning in the second policy year on each succeeding quarterly anniversary for so long as the policy shall remain in effect, an annualized rate of 0.25% of the Fund Value of the Policy. Upon any subsequent increase in Specified Amount, commissions will equal at most 50% of premiums paid on or after the increase up to a maximum amount. Thereafter, commissions will return to no more than the 3.8% level. Further, registered representatives may be eligible to receive certain bonuses and other benefits based on the amount of earned commissions.

In addition, registered representatives who meet specified production levels may qualify, under sales incentive programs adopted by Company, to receive non-cash compensation such as expense-paid trips, expense-paid educational seminars and merchandise. The Company makes no separate deductions, other than previously described, from premiums to pay sales commissions or sales expenses.

MSC will receive 12b-1 fees from certain of the Funds as compensation for providing certain distribution and shareholder support services.

MSC may enter into selling agreements with other broker dealers that are members of the NASD and whose representatives are authorized by applicable law to sell variable life insurance policies. Commissions paid to these broker dealers for their representatives will not exceed the commissions described above. The selling agreement does not restrict these broker dealers from retaining a portion of commissions.

We intend to recapture commissions and other sales expenses through fees and charges imposed under the Policy. Commissions paid on the Policy, including other incentives or payments, are not charged directly to the Policy owners or the Variable Account.

MSC receives fees for the sale of the Policies. In 1999, 2000, and 2001, MSC received, in aggregate, fees of $19,962,361, $19,810,966 and $17,532,005, respectively.

MSC also acts as principle underwriter for other variable products and distributes non-proprietary variable products and mutual funds.

We offer the Policies on a continuous basis. We anticipate continuing to offer the Policies, but reserve the right to discontinue the offering.

LEGAL MATTERS

Legal matters in connection with the Policy have been passed on by Arthur D. Woods, Vice President- Variable Products and Broker-Dealer Operations Counsel of the MONY Life Insurance Company of America. Robert Levy, Vice President - Chief Tax and Benefits Counsel of MONY Life Insurance Company of America has passed upon legal matters relating to the federal income tax laws.

EXPERTS

The audited financial statements for the Company included in this prospectus and in the registration statement have been audited by PricewaterhouseCoopers LLP, independent accountants, as indicated in their report herein. The audited financial statements are included in reliance upon the authority of said firm as experts in accounting and auditing. PricewaterhouseCoopers LLP's office is located at 1177 Avenue of the Americas, New York, New York, 10036.

Actuarial matters included in the prospectus have been examined by Pamela Duffy, Vice President, whose opinion we filed as an exhibit to the registration statement.

You should distinguish the financial statements of the Company included in this prospectus from the financial statements of the Variable Account. The financial statements of the Company should be considered only as bearing upon the ability of the Company to meet its obligations under the Policies. You should not consider the financial statements of the Company as the affecting investment performance of the assets held in the Variable Account.

EXECUTIVE OFFICERS AND DIRECTORS

The directors and officers of the Company are listed below. The business address for all directors and officers of MONY Life Insurance Company of America is 1740 Broadway, New York, New York 10019.

Current Officers and Directors of the Company are:
--------------------------------------------------------------------------------

Michael I. Roth      Director, Chairman and Chief Executive Officer. Chairman of the Board (since
                     July 1993) and Chief Executive Officer (since January 1993) of MONY and
                     Director of various MONY subsidiaries.

Samuel J. Foti       Director, President and Chief Operating Officer. President and Chief Operating
                     Officer (since February 1994) of MONY and Director (since January1993).
                     Director of various MONY subsidiaries.

Kenneth M. Levine    Director and Executive Vice President. Executive Vice President (since February
                     1990) and Chief Investment Officer (since January 1991) of MONY and
                     Director of various MONY subsidiaries

Richard E. Connors   Director. Senior Vice President of MONY (since February 1994). Director of various MONY subsidiaries.

Richard Daddario     Director, Vice President and Controller. Executive Vice President and Chief
                     Financial Officer (since April 1994) of MONY. Director of the various MONY subsidiaries.

Phillip A. Eisenberg Director,; Vice President and Actuary. He is Senior Vice President and Chief
                     Actuary of MONY (since April 1993). Director of the following subsidiary of
                     MONY: MONY Benefits Management Corp.

Margaret G. Gale     Director and Vice President. Vice President of MONY (since February 1991).

No officer or director listed above receives any compensation from MONY America Variable Account L. Neither the Company nor any of its affiliates has paid any separately allocable compensation to any person listed for services rendered to the Account.

OTHER INFORMATION

We have filed a registration statement with the SEC under the Securities Act of 1933, as amended, for the Policies being offered here. This prospectus does not include all of the information set forth in the registration statement, its amendments, and exhibits. Statements in this prospectus about the content of the Policies and other legal instruments are summaries. For the complete text of those Policies and instruments, please refer to those documents as filed with the SEC. You may obtain these documents from the SEC's principal office in Washington, D.C., upon payment of the SEC's prescribed fees, or by assessing the SEC's website at http://www.sec.gov.

                             POLICY ILLUSTRATIONS

Upon request, the Company will send you an illustration of future benefits under the Policy based on both guaranteed and current cost assumptions.

                            PERFORMANCE INFORMATION

We may advertise the performance of the MONY America Variable Account L's Subaccounts. We will also report performance to Owners and may make performance information available to prospective purchasers.

Performance information may show the change in an Owner's Fund Value in one or more Subaccounts, or as a change in an Owner's death benefit. Performance information may be expressed as a change in an Owner's Fund Value over time or in terms of the average annual compounded rate of return on the Owner's Fund Value. Such performance is based upon a hypothetical policy in which premiums have been allocated to a particular Subaccount over certain periods of time that will include one, five and ten years, or from the commencement of operation of the Subaccount if less than one, five, or ten years. Any such quotation may reflect the deduction of all applicable charges to the Policy including premium load, the cost of insurance, the administrative charge, and the mortality and expense risk charge. The quotation may also reflect the deduction of the surrender charge, if applicable, by assuming surrender at the end of the particular period. However, other quotations may simultaneously be given that do not assume surrender and do not take into account any deduction charges imposed by the Policy.

Performance information for the Variable Account may be compared in advertisements, sales literature, and reports to Owners to:

       (1)Other variable life separate accounts or investment products tracked by research firms, ratings services, companies, publications, or persons who rank separate accounts or investment products on overall performance or other criteria, and

       (2)The Consumer Price Index (measure for inflation) to assess the real rate of return from the purchase of a policy.

Reports and promotional literature may also contain the Company's rating or a rating of the Company's claim paying ability as determined by firms that analyze and rate insurance companies and by nationally recognized statistical rating organizations.

Performance information for any Subaccount reflects only the performance of a hypothetical Policy whose Cash Value is allocated to the Variable Account during a particular time period on which the calculations are based. Performance information should be considered in light of the investment objectives and policies, characteristics and quality of the portfolios of the Funds in which MONY America Variable Account L invests. The market conditions during the given period of time should not be considered as a representation of what may be achieved in the future.

We may also use performance in cases where we add new Subaccounts which purchase shares of underlying Funds in existence prior to the formation of such Subaccounts. In such cases we will use the historical performance of the Fund with the current expenses of the applicable Subaccount under the Policy.

            FINANCIAL STATEMENTS AND NOTES TO FINANCIAL STATEMENTS

                         INDEX TO FINANCIAL STATEMENTS

                                                             Page
                                                             ----
With respect to MONY America Variable Account L:

  No financial statements for MONY America Variable Account
   L are included because although the MONY America
   Variable Account L commenced operations in 1985, the subaccounts available to policyholders had not commenced operations as of December 31, 2001.

With respect to MONY Life Insurance Company of America:

  Unaudited interim condensed balance sheets as of
   September 30, 2001 and December 31, 2000.................  F-2

  Unaudited interim condensed statements of income and
   comprehensive income for the three-month periods ended
   September 30, 2001 and 2000..............................  F-3

  Unaudited interim condensed statements of income and
   comprehensive income for the nine-month periods ended
   September 30, 2001 and 2000..............................  F-4

  Unaudited interim condensed statement of changes in
   shareholder's equity for the nine-month period
   ended September 30, 2001.................................  F-5

  Unaudited interim condensed statements of cash flows for the nine-month periods ended September 30, 2001 and 2000. F-6

  Notes to unaudited interim condensed financial statements.  F-7

  Report of Independent Accountants......................... F-10
  Balance sheets as of December 31, 2000 and 1999........... F-11
  Statements of income and comprehensive income for the
   years ended December 31, 2000, 1999 and 1998............. F-12
  Statements of changes in shareholder's equity for the
   years ended December 31, 2000, 1999 and 1998............. F-13
  Statements of cash flows for the years ended December 31,
   2000, 1999 and 1998...................................... F-14
  Notes to financial statements............................. F-16

                                  Appendix A

                  MONTHLY PER $1,000 SPECIFIED AMOUNT FACTORS

                 For Specified Amounts       For Specified Amounts
                  less than $500,000   greater than or equal to $500,000
                 --------------------- ---------------------------------
       Issue Age   Factor Per $1,000           Factor Per $1,000
       --------- --------------------- ---------------------------------
         0-17...         $0.07                       $0.07
         18-36..          0.08                        0.08
         37.....          0.09                        0.09
         38.....          0.09                        0.09
         39.....          0.10                        0.09
         40.....          0.10                        0.09
         41.....          0.10                        0.09
         42.....          0.11                        0.10
         43.....          0.11                        0.10
         44.....          0.12                        0.10
         45.....          0.12                        0.10
         46.....          0.12                        0.10
         47.....          0.13                        0.11
         48.....          0.13                        0.11
         49.....          0.14                        0.12
         50.....          0.14                        0.12
         51.....          0.14                        0.12
         52.....          0.15                        0.13
         53.....          0.15                        0.13
         54.....          0.16                        0.13
         55.....          0.16                        0.13
         56.....          0.16                        0.13
         57.....          0.17                        0.14
         58.....          0.17                        0.14
         59.....          0.18                        0.15
         60.....          0.18                        0.15
         61.....          0.18                        0.15
         62.....          0.19                        0.16
         63.....          0.19                        0.16
         64.....          0.20                        0.17
         65.....          0.20                        0.17
         66.....          0.20                        0.17
         67.....          0.21                        0.18
         68.....          0.21                        0.18
         69.....          0.22                        0.19
         70.....          0.22                        0.19
         71.....          0.22                        0.19
         72.....          0.23                        0.20
         73.....          0.23                        0.20
         74.....          0.24                        0.21
         75.....          0.24                        0.21
         76.....          0.24                        0.21
         77.....          0.25                        0.22
         78.....          0.25                        0.22
         79.....          0.26                        0.23
         80.....          0.26                        0.23
         81.....          0.26                        0.23
         82.....          0.27                        0.24
         83.....          0.27                        0.24
         84.....          0.28                        0.25
         85.....          0.28                        0.25

                                  Appendix B

   ILLUSTRATIONS OF DEATH PROCEEDS, FUND VALUES AND CASH VALUES, AND PREMIUM
                                    OUTLAYS

The following tables illustrate how the key financial elements of the Policy work, specifically, how the death benefits, Fund Values and Cash Values could vary over an extended period of time. In addition, each table compares these values with premiums paid accumulated with interest.

The Policies illustrated include the following:

                                               Benefit Specified
                Sex   Age      Risk Class      Option   Amount
                ---   ---      ----------      ------- ---------
               Male   45  Preferred Non-smoker    1    $200,000
               Male   45  Preferred Non-smoker    2    $200,000
               Female 45  Preferred Non-smoker    1    $200,000
               Female 45  Preferred Non-smoker    2    $200,000

The tables show how Death Proceeds, Fund Values and Cash Values of a hypothetical Policy could vary over an extended period of time if the Subaccounts of the Variable Account had constant hypothetical gross annual investment returns of 0%, 6% or 12% over the periods indicated in each table. If the annual investment returns are not constant the death benefits, Fund Values and Cash Values will be different if the returns averaged 0%, 6% or 12% over a period of years but went above or below those figures in individual Policy years. These illustrations assume that no Policy Loan has been taken. The amounts shown would differ if unisex rates were used.

The amounts shown for Death Proceeds, Fund Values and Cash Values reflect the fact the net investment return on the Policy is lower than the gross investment return on the Subaccounts of the Variable Account. This results from the charges levied against the Subaccounts of the Variable Account (i.e., the mortality and expense risk charge) as well as the premium loads, administrative charges and Surrender Charges.

These charges include the charge against the Subaccounts for mortality and expense risks and the effect on each Subaccount's investment experience of the charge to Portfolio assets for investment management and direct expenses. The mortality and expense risk fee is .35% annually on a guaranteed basis. The tables also reflect a deduction for a daily investment advisory fee and for other expenses of the Portfolio at a rate equivalent to an annual rate of 0.97% of the aggregate average daily net assets of the Portfolio. This hypothetical rate is representative of the average maximum investment advisory fee and other expenses of the Portfolios applicable to the Subaccounts of the Variable Account. Actual fees and other expenses vary by Portfolio.

The effect of these investment management, direct expenses and mortality and expense risk charges on a 0% gross rate of return would result in a net rate of return of -0.97%, on 6% it would be 5.03%, and on 12% it would be 11.03%.

The tables assume the deduction of charges including administrative and sales charges. For each age, there are tables for death benefit Options 1 and 2 and each option is illustrated using current and guaranteed policy cost factors. The tables reflect the fact that the Company does not currently make any charge against the Variable Account for state or federal taxes. If such a charge is made in the future, it will take a higher rate of return to produce after-tax returns of 0%, 6% or 12%.

The difference between the Fund Value and the Cash Value in the first 14 years is the Surrender Charge.

The Company will furnish, upon request, a comparable illustration based on the age, gender and risk classification of the proposed Insured, and the initial Specified Amount and Scheduled Premium Payments of their choice.

[LOGO] MONY

                          LIFE INSURANCE ILLUSTRATION

                         MONY Variable Universal Life
               FLEXIBLE PREMIUM VARIABLE LIFE TO MATURITY POLICY


Numeric Summary The following table shows how differences in investment returns and policy charges would affect policy death proceeds, fund value and cash value.

                             Guaranteed Death Proceeds               Guaranteed Fund Value
                       ------------------------------------- -------------------------------------
                            Annual Investment Return of           Annual Investment Return of
               Premium
Policy Premium Accum'd   Gross 0%    Gross 6%    Gross 12%     Gross 0%    Gross 6%    Gross 12%
 Year  Outlay   @ 5%   (Net -0.97%) (Net 5.03%) (Net 11.03%) (Net -0.97%) (Net 5.03%) (Net 11.03%)
   1    2,650    2,783   200,000      200,000     200,000        1,815       1,942        2,070
   2    2,650    5,704   200,000      200,000     200,000        3,143       3,497        3,867
   3    2,650    8,772   200,000      200,000     200,000        4,388       5,059        5,791
   4    2,650   11,993   200,000      200,000     200,000        5,576       6,652        7,878
   5    2,650   15,375   200,000      200,000     200,000        6,684       8,257       10,126
   6    2,650   18,926   200,000      200,000     200,000        7,692       9,852       12,530
   7    2,650   22,655   200,000      200,000     200,000        8,602      11,437       15,110
   8    2,650   26,570   200,000      200,000     200,000        9,414      13,014       17,888
   9    2,650   30,681   200,000      200,000     200,000       10,085      14,538       20,845
  10    2,650   34,998   200,000      200,000     200,000       10,640      16,031       24,026
  11    2,650   39,530   200,000      200,000     200,000       11,401      17,829       27,813
  12    2,650   44,289   200,000      200,000     200,000       12,003      19,572       31,889
  13    2,650   49,286   200,000      200,000     200,000       12,447      21,259       36,293
  14    2,650   54,533   200,000      200,000     200,000       12,689      22,847       41,031
  15    2,650   60,042   200,000      200,000     200,000       12,731      24,333       46,155
  20    2,650   92,006   200,000      200,000     200,000        8,735      28,937       78,895
  25    2,650  132,801    LAPSED      200,000     200,000       LAPSED      24,129      130,656
  30    2,650  184,866    LAPSED       LAPSED     239,363       LAPSED      LAPSED      223,704

        Guaranteed Cash Value
-------------------------------------
     Annual Investment Return of

  Gross 0%    Gross 6%    Gross 12%
(Net -0.97%) (Net 5.03%) (Net 11.03%)
        0           0            0
    1,023       1,377        1,747
    2,268       2,939        3,671
    3,456       4,532        5,758
    4,564       6,137        8,006
    5,572       7,732       10,410
    6,482       9,317       12,990
    7,559      11,159       16,033
    8,495      12,948       19,255
    9,315      14,706       22,701
   10,341      16,769       26,753
   11,208      18,777       31,094
   11,917      20,729       35,763
   12,424      22,582       40,766
   12,731      24,333       46,155
    8,735      28,937       78,895
   LAPSED      24,129      130,656
   LAPSED      LAPSED      223,704

This is an illustration, not a policy.

The maximum loan value is equal to 90% of the Cash Value. Loan interest at an annual rate of 5.25% will be charged in arrears on new or outstanding loans during the first 10 policy years. In policy years 11 and later, interest will be charged at the annual rate of 4.75% in arrears. These loan interest rates are guaranteed in the policy.

Borrowed funds are credited at 4.50% interest. Premiums are assumed to be paid at the beginning of the year or month. All other values and ages are at the end of the year and reflect any loans and surrenders. The current cost of insurance rates are not guaranteed and subject to change.

The hypothetical investment results are illustrative only, and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown, and will depend on a number of factors, including the investment allocations by policyowners, and the different investment rates of return for The Alger American Fund, Enterprise Accumulation Trust, INVESCO Variable Investment Funds, Inc., Janus Aspen Series, Lord Abbett Series Fund, MFS(R) Variable Insurance Trust/SM, MONY Series Fund, Inc., PBHG Insurance Series Fund, PIMCO Variable Insurance Trust, or The Universal Institutional Funds, Inc. portfolios. The Cash Value, Fund Value and Death Proceeds for a policy would be different from those shown if the actual rates of investment return applicable to the policy averaged 0.00%, 6.00%, or 12.00% over a period of years, but also fluctuated above or below those averages for individual policy years. No representations can be made by MONY Life Insurance Company of America, The Alger American Fund, Enterprise Accumulation Trust, INVESCO Variable Investment Funds, Inc., Janus Aspen Series, Lord Abbett Series Fund, MFS(R) Variable Insurance TrustSM, MONY Series Fund, Inc., PBHG Insurance Series Fund, PIMCO Variable Insurance Trust, or The Universal Institutional Funds, Inc., that these hypothetical rates of return can be achieved for any one year, or sustained over any period of time. /

Age 45 Male Non-Smoker Preferred                                                                                Prepared on 02/26/02
Specified Amount: $200,000 . Death Benefit Option: Specified Amount for Option 1 . TP: $2,650.00 . GPT               Version 02.2002
Initial Modal Premium: $2,650.00 . Premium Mode: Annual . Riders: None                                                  Form # B2-98

[LOGO] MONY

                          LIFE INSURANCE ILLUSTRATION

                         MONY Variable Universal Life
               FLEXIBLE PREMIUM VARIABLE LIFE TO MATURITY POLICY

Numeric Summary The following table shows how differences in investment returns and policy charges would affect policy death proceeds, fund value, and cash value.

                              Current Death Proceeds                  Current Fund Value
                       ------------------------------------- -------------------------------------
                            Annual Investment Return of           Annual Investment Return of
               Premium
Policy Premium Accum'd   Gross 0%    Gross 6%    Gross 12%     Gross 0%    Gross 6%    Gross 12%
 Year  Outlay   @ 5%   (Net -0.97%) (Net 5.03%) (Net 11.03%) (Net -0.97%) (Net 5.03%) (Net 11.03%)
   1    2,650    2,783   200,000      200,000     200,000        1,815       1,942        2,070
   2    2,650    5,704   200,000      200,000     200,000        3,539       3,906        4,288
   3    2,650    8,772   200,000      200,000     200,000        5,174       5,893        6,674
   4    2,650   11,993   200,000      200,000     200,000        6,767       7,953        9,295
   5    2,650   15,375   200,000      200,000     200,000        8,343      10,114       12,201
   6    2,650   18,926   200,000      200,000     200,000        9,902      12,381       15,423
   7    2,650   22,655   200,000      200,000     200,000       11,443      14,759       18,996
   8    2,650   26,570   200,000      200,000     200,000       12,945      17,231       22,935
   9    2,650   30,681   200,000      200,000     200,000       14,409      19,801       27,281
  10    2,650   34,998   200,000      200,000     200,000       15,814      22,455       32,058
  11    2,650   39,530   200,000      200,000     200,000       17,503      25,554       37,689
  12    2,650   44,289   200,000      200,000     200,000       19,090      28,723       43,858
  13    2,650   49,286   200,000      200,000     200,000       20,555      31,948       50,611
  14    2,650   54,533   200,000      200,000     200,000       21,859      35,196       57,985
  15    2,650   60,042   200,000      200,000     200,000       22,964      38,433       66,028
  20    2,650   92,006   200,000      200,000     200,000       25,544      54,643      120,038
  25    2,650  132,801   200,000      200,000     245,265       22,816      71,219      211,436
  30    2,650  184,866   200,000      200,000     388,593       12,725      88,127      363,171

         Current Cash Value
-------------------------------------
     Annual Investment Return of

  Gross 0%    Gross 6%    Gross 12%
(Net -0.97%) (Net 5.03%) (Net 11.03%)
        0           0            0
    1,419       1,786        2,168
    3,054       3,773        4,554
    4,647       5,833        7,175
    6,223       7,994       10,081
    7,782      10,261       13,303
    9,323      12,639       16,876
   11,090      15,376       21,080
   12,819      18,211       25,691
   14,489      21,130       30,733
   16,443      24,494       36,629
   18,295      27,928       43,063
   20,025      31,418       50,081
   21,594      34,931       57,720
   22,964      38,433       66,028
   25,544      54,643      120,038
   22,816      71,219      211,436
   12,725      88,127      363,171

This is an illustration, not a policy.

The maximum loan value is equal to 90% of the Cash Value. Loan interest at an annual rate of 5.25% will be charged in arrears on new or outstanding loans during the first 10 policy years. In policy years 11 and later, interest will be charged at the annual rate of 4.75% in arrears. These loan interest rates are guaranteed in the policy.

Borrowed funds are credited at 4.50% interest. Premiums are assumed to be paid at the beginning of the year or month. All other values and ages are at the end of the year and reflect any loans and surrenders. The current cost of insurance rates are not guaranteed and subject to change.

The hypothetical investment results are illustrative only, and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown, and will depend on a number of factors, including the investment allocations by policyowners, and the different investment rates of return for The Alger American Fund, Enterprise Accumulation Trust, INVESCO Variable Investment Funds, Inc., Janus Aspen Series, Lord Abbett Series Fund, MFS(R) Variable Insurance Trust/SM, MONY Series Fund, Inc., PBHG Insurance Series Fund, PIMCO Variable Insurance Trust, or The Universal Institutional Funds, Inc. portfolios. The Cash Value, Fund Value and Death Proceeds for a policy would be different from those shown if the actual rates of investment return applicable to the policy averaged 0.00%, 6.00%, or 12.00% over a period of years, but also fluctuated above or below those averages for individual policy years. No representations can be made by MONY Life Insurance Company of America, The Alger American Fund, Enterprise Accumulation Trust, INVESCO Variable Investment Funds, Inc., Janus Aspen Series, Lord Abbett Series Fund, MFS(R) Variable Insurance TrustSM, MONY Series Fund, Inc., PBHG Insurance Series Fund, PIMCO Variable Insurance Trust, or The Universal Institutional Funds, Inc., that these hypothetical rates of return can be achieved for any one year, or sustained over any period of time. /

Age 45 Male Non-Smoker Preferred                                                                                Prepared on 02/26/02
Specified Amount: $200,000 . Death Benefit Option: Specified Amount for Option 1 . TP: $2,650.00 . GPT               Version 02.2002
Initial Modal Premium: $2,650.00 . Premium Mode: Annual . Riders: None                                                  Form # B2-98

[LOGO] MONY

                          LIFE INSURANCE ILLUSTRATION

                         MONY Variable Universal Life
               FLEXIBLE PREMIUM VARIABLE LIFE TO MATURITY POLICY


Numeric Summary The following table shows how differences in investment returns and policy charges would affect policy death proceeds, fund value, and cash value.

                              Current Death Proceeds                  Current Fund Value
                       ------------------------------------- -------------------------------------
                            Annual Investment Return of           Annual Investment Return of
               Premium
Policy Premium Accum'd   Gross 0%    Gross 6%    Gross 12%     Gross 0%    Gross 6%    Gross 12%
 Year  Outlay   @ 5%   (Net -0.97%) (Net 5.03%) (Net 11.03%) (Net -0.97%) (Net 5.03%) (Net 11.03%)
    1   2,650    2,783   201,812      201,939     202,066        1,812       1,939        2,066
    2   2,650    5,704   203,126      203,479     203,847        3,126       3,479        3,847
    3   2,650    8,772   204,351      205,016     205,742        4,351       5,016        5,742
    4   2,650   11,993   205,513      206,577     207,788        5,513       6,577        7,788
    5   2,650   15,375   206,588      208,136     209,976        6,588       8,136        9,976
    6   2,650   18,926   207,554      209,671     212,296        7,554       9,671       12,296
    7   2,650   22,655   208,412      211,179     214,761        8,412      11,179       14,761
    8   2,650   26,570   209,165      212,659     217,388        9,165      12,659       17,388
    9   2,650   30,681   209,765      214,062     220,143        9,765      14,062       20,143
   10   2,650   34,998   210,238      215,407     223,065       10,238      15,407       23,065
   11   2,650   39,530   210,903      217,022     226,514       10,903      17,022       26,514
   12.  2,650   44,289   211,394      218,540     230,153       11,394      18,540       30,153
   13.  2,650   49,286   211,712      219,958     234,002       11,712      19,958       34,002
   14.  2,650   54,533   211,812      221,222     238,034       11,812      21,222       38,034
   15.  2,650   60,042   211,697      222,324     242,268       11,697      22,324       42,268
   20.  2,650   92,006   206,754      223,775     265,819        6,754      23,775       65,819
   25   2,650  132,801    LAPSED      213,167     290,605       LAPSED      13,167       90,605
   30   2,650  184,866    LAPSED       LAPSED     307,774       LAPSED      LAPSED      107,774

         Current Cash Value
-------------------------------------
     Annual Investment Return of

  Gross 0%    Gross 6%    Gross 12%
(Net -0.97%) (Net 5.03%) (Net 11.03%)
        0           0            0
    1,006       1,359        1,727
    2,231       2,896        3,622
    3,393       4,457        5,668
    4,468       6,016        7,856
    5,434       7,551       10,176
    6,292       9,059       12,641
    7,310      10,804       15,533
    8,175      12,472       18,553
    8,913      14,082       21,740
    9,843      15,962       25,454
   10,599      17,745       29,358
   11,182      19,428       33,472
   11,547      20,957       37,769
   11,697      22,324       42,268
    6,754      23,775       65,819
   LAPSED      13,167       90,605
   LAPSED      LAPSED      107,774

This is an illustration, not a policy.

The maximum loan value is equal to 90% of the Cash Value. Loan interest at an annual rate of 5.25% will be charged in arrears on new or outstanding loans during the first 10 policy years. In policy years 11 and later, interest will be charged at the annual rate of 4.75% in arrears. These loan interest rates are guaranteed in the policy.

Borrowed funds are credited at 4.50% interest. Premiums are assumed to be paid at the beginning of the year or month. All other values and ages are at the end of the year and reflect any loans and surrenders. The current cost of insurance rates are not guaranteed and subject to change.

The hypothetical investment results are illustrative only, and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown, and will depend on a number of factors, including the investment allocations by policyowners, and the different investment rates of return for The Alger American Fund, Enterprise Accumulation Trust, INVESCO Variable Investment Funds, Inc., Janus Aspen Series, Lord Abbett Series Fund, MFS(R) Variable Insurance Trust/SM, MONY Series Fund, Inc., PBHG Insurance Series Fund, PIMCO Variable Insurance Trust, or The Universal Institutional Funds, Inc. portfolios. The Cash Value, Fund Value and Death Proceeds for a policy would be different from those shown if the actual rates of investment return applicable to the policy averaged 0.00%, 6.00%, or 12.00% over a period of years, but also fluctuated above or below those averages for individual policy years. No representations can be made by MONY Life Insurance Company of America, The Alger American Fund, Enterprise Accumulation Trust, INVESCO Variable Investment Funds, Inc., Janus Aspen Series, Lord Abbett Series Fund, MFS(R) Variable Insurance TrustSM, MONY Series Fund, Inc., PBHG Insurance Series Fund, PIMCO Variable Insurance Trust, or The Universal Institutional Funds, Inc., that these hypothetical rates of return can be achieved for any one year, or sustained over any period of time. /

Age 45 Male Non-Smoker Preferred                                                                                Prepared on 02/26/02
Specified Amount: $200,000 . Death Benefit Option: Specified Amount for Option 1 . TP: $2,650.00 . GPT               Version 02.2002
Initial Modal Premium: $2,650.00 . Premium Mode: Annual . Riders: None                                                  Form # B2-98

[LOGO] MONY

                          LIFE INSURANCE ILLUSTRATION

                         MONY Variable Universal Life
               FLEXIBLE PREMIUM VARIABLE LIFE TO MATURITY POLICY


Numeric Summary The following table shows how differences in investment returns and policy charges would affect policy death proceeds, fund value, and cash value.

                              Current Death Proceeds                  Current Fund Value
                       ------------------------------------- -------------------------------------
                            Annual Investment Return of           Annual Investment Return of
               Premium
Policy Premium Accum'd   Gross 0%    Gross 6%    Gross 12%     Gross 0%    Gross 6%    Gross 12%
 Year  Outlay   @ 5%   (Net -0.97%) (Net 5.03%) (Net 11.03%) (Net -0.97%) (Net 5.03%) (Net 11.03%)
   1    2,650    2,783   201,812      201,939     202,066        1,812       1,939        2,066
   2    2,650    5,704   203,530      203,895     204,277        3,530       3,895        4,277
   3    2,650    8,772   205,153      205,869     206,647        5,153       5,869        6,647
   4    2,650   11,993   206,731      207,910     209,244        6,731       7,910        9,244
   5    2,650   15,375   208,289      210,047     212,117        8,289      10,047       12,117
   6    2,650   18,926   209,826      212,283     215,297        9,826      12,283       15,297
   7    2,650   22,655   211,343      214,624     218,814       11,343      14,624       18,814
   8    2,650   26,570   212,816      217,049     222,681       12,816      17,049       22,681
   9    2,650   30,681   214,246      219,563     226,934       14,246      19,563       26,934
  10    2,650   34,998   215,610      222,145     231,589       15,610      22,145       31,589
  11    2,650   39,530   217,249      225,152     237,056       17,249      25,152       37,056
  12    2,650   44,289   218,772      228,202     243,004       18,772      28,202       43,004
  13    2,650   49,286   220,156      231,271     249,459       20,156      31,271       49,459
  14    2,650   54,533   221,356      234,312     256,424       21,356      34,312       56,424
  15    2,650   60,042   222,326      237,275     263,903       22,326      37,275       63,903
  20    2,650   92,006   223,771      250,698     311,065       23,771      50,698      111,065
  25    2,650  132,801   219,222      260,734     381,403       19,222      60,734      181,403
  30    2,650  184,866   207,132      264,320     487,700        7,132      64,320      287,700

         Current Cash Value
-------------------------------------
     Annual Investment Return of

  Gross 0%    Gross 6%    Gross 12%
(Net -0.97%) (Net 5.03%) (Net 11.03%)
        0           0            0
    1,410       1,775        2,157
    3,033       3,749        4,527
    4,611       5,790        7,124
    6,169       7,927        9,997
    7,706      10,163       13,177
    9,223      12,504       16,694
   10,961      15,194       20,826
   12,656      17,973       25,344
   14,285      20,820       30,264
   16,189      24,092       35,996
   17,977      27,407       42,209
   19,626      30,741       48,929
   21,091      34,047       56,159
   22,326      37,275       63,903
   23,771      50,698      111,065
   19,222      60,734      181,403
    7,132      64,320      287,700

This is an illustration, not a policy.

The maximum loan value is equal to 90% of the Cash Value. Loan interest at an annual rate of 5.25% will be charged in arrears on new or outstanding loans during the first 10 policy years. In policy years 11 and later, interest will be charged at the annual rate of 4.75% in arrears. These loan interest rates are guaranteed in the policy.

Borrowed funds are credited at 4.50% interest. Premiums are assumed to be paid at the beginning of the year or month. All other values and ages are at the end of the year and reflect any loans and surrenders. The current cost of insurance rates are not guaranteed and subject to change.

The hypothetical investment results are illustrative only, and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown, and will depend on a number of factors, including the investment allocations by policyowners, and the different investment rates of return for The Alger American Fund, Enterprise Accumulation Trust, INVESCO Variable Investment Funds, Inc., Janus Aspen Series, Lord Abbett Series Fund, MFS(R) Variable Insurance Trust/SM, MONY Series Fund, Inc., PBHG Insurance Series Fund, PIMCO Variable Insurance Trust, or The Universal Institutional Funds, Inc. portfolios. The Cash Value, Fund Value and Death Proceeds for a policy would be different from those shown if the actual rates of investment return applicable to the policy averaged 0.00%, 6.00%, or 12.00% over a period of years, but also fluctuated above or below those averages for individual policy years. No representations can be made by MONY Life Insurance Company of America, The Alger American Fund, Enterprise Accumulation Trust, INVESCO Variable Investment Funds, Inc., Janus Aspen Series, Lord Abbett Series Fund, MFS(R) Variable Insurance TrustSM, MONY Series Fund, Inc., PBHG Insurance Series Fund, PIMCO Variable Insurance Trust, or The Universal Institutional Funds, Inc., that these hypothetical rates of return can be achieved for any one year, or sustained over any period of time. /

Age 45 Male Non-Smoker Preferred                                                                                Prepared on 02/26/02
Specified Amount:  $200,000 . Death Benefit Option: Specified Amount for Option 2 . TP: $2,650.00 . GPT              Version 02.2002
Initial Modal Premium: $2,650.00 . Premium Mode: Annual . Riders: None                                                  Form # B2-98

[LOGO] MONY

                          LIFE INSURANCE ILLUSTRATION

                         MONY Variable Universal Life
               FLEXIBLE PREMIUM VARIABLE LIFE TO MATURITY POLICY

Numeric Summary The following table shows how differences in investment returns and policy charges would affect policy death proceeds, fund value, and cash value.

                             Guaranteed Death Proceeds               Guaranteed Fund Value
                       ------------------------------------- -------------------------------------
                            Annual Investment Return of           Annual Investment Return of
               Premium
Policy Premium Accum'd   Gross 0%    Gross 6%    Gross 12%     Gross 0%    Gross 6%    Gross 12%
 Year  Outlay   @ 5%   (Net -0.97%) (Net 5.03%) (Net 11.03%) (Net -0.97%) (Net 5.03%) (Net 11.03%)
   1    2,050    2,153   200,000      200,000     200,000        1,337       1,434        1,530
   2    2,050    4,413   200,000      200,000     200,000        2,190       2,452        2,727
   3    2,050    6,786   200,000      200,000     200,000        3,011       3,498        4,030
   4    2,050    9,278   200,000      200,000     200,000        3,777       4,548        5,429
   5    2,050   11,894   200,000      200,000     200,000        4,467       5,580        6,908
   6    2,050   14,641   200,000      200,000     200,000        5,104       6,617        8,504
   7    2,050   17,526   200,000      200,000     200,000        5,666       7,636       10,204
   8    2,050   20,554   200,000      200,000     200,000        6,155       8,638       12,024
   9    2,050   23,735   200,000      200,000     200,000        6,548       9,599       13,952
  10    2,050   27,074   200,000      200,000     200,000        6,869      10,540       16,028
  11    2,050   30,580   200,000      200,000     200,000        7,445      11,799       18,620
  12    2,050   34,262   200,000      200,000     200,000        7,925      13,034       21,416
  13    2,050   38,127   200,000      200,000     200,000        8,312      14,244       24,440
  14    2,050   42,186   200,000      200,000     200,000        8,605      15,429       27,724
  15    2,050   46,448   200,000      200,000     200,000        8,806      16,589       31,299
  20    2,050   71,174   200,000      200,000     200,000        7,495      21,029       54,138
  25    2,050  102,733    LAPSED      200,000     200,000       LAPSED      20,150       88,410
  30    2,050  143,010    LAPSED      200,000     200,000       LAPSED       7,061      144,167

        Guaranteed Cash Value
-------------------------------------
     Annual Investment Return of

  Gross 0%    Gross 6%    Gross 12%
(Net -0.97%) (Net 5.03%) (Net 11.03%)
        0           0            0
      550         812        1,087
    1,371       1,858        2,390
    2,137       2,908        3,789
    2,827       3,940        5,268
    3,464       4,977        6,864
    4,026       5,996        8,564
    4,720       7,203       10,589
    5,318       8,369       12,722
    5,844       9,515       15,003
    6,625      10,979       17,800
    7,310      12,419       20,801
    7,902      13,834       24,030
    8,400      15,224       27,519
    8,806      16,589       31,299
    7,495      21,029       54,138
   LAPSED      20,150       88,410
   LAPSED       7,061      144,167

This is an illustration, not a policy.

The maximum loan value is equal to 90% of the Cash Value. Loan interest at an annual rate of 5.25% will be charged in arrears on new or outstanding loans during the first 10 policy years. In policy years 11 and later, interest will be charged at the annual rate of 4.75% in arrears. These loan interest rates are guaranteed in the policy.

Borrowed funds are credited at 4.50% interest. Premiums are assumed to be paid at the beginning of the year or month. All other values and ages are at the end of the year and reflect any loans and surrenders. The current cost of insurance rates are not guaranteed and subject to change.

The hypothetical investment results are illustrative only, and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown, and will depend on a number of factors, including the investment allocations by policyowners, and the different investment rates of return for The Alger American Fund, Enterprise Accumulation Trust, INVESCO Variable Investment Funds, Inc., Janus Aspen Series, Lord Abbett Series Fund, MFS(R) Variable Insurance Trust/SM/, MONY Series Fund, Inc., PBHG Insurance Series Fund, PIMCO Variable Insurance Trust, or The Universal Institutional Funds, Inc. portfolios. The Cash Value, Fund Value and Death Proceeds for a policy would be different from those shown if the actual rates of investment return applicable to the policy averaged 0.00%, 6.00%, or 12.00% over a period of years, but also fluctuated above or below those averages for individual policy years. No representations can be made by MONY Life Insurance Company of America, The Alger American Fund, Enterprise Accumulation Trust, INVESCO Variable Investment Funds, Inc., Janus Aspen Series, Lord Abbett Series Fund, MFS(R) Variable Insurance Trust/SM/, MONY Series Fund, Inc., PBHG Insurance Series Fund, PIMCO Variable Insurance Trust, or The Universal Institutional Funds, Inc., that these hypothetical rates of return can be achieved for any one year, or sustained over any period of time.

Age 45 Male Non-Smoker Preferred                                                                                Prepared on 02/26/02
Specified Amount: $200,000 . Death Benefit Option: Specified Amount for Option 1 . TP: $2,050.00 . GPT               Version 02.2002
Initial Modal Premium: $2,050.00 . Premium Mode: Annual . Riders: None                                                  Form # B2-98

[LOGO] MONY

                          LIFE INSURANCE ILLUSTRATION

                         MONY Variable Universal Life
               FLEXIBLE PREMIUM VARIABLE LIFE TO MATURITY POLICY


Numeric Summary The following table shows how differences in investment returns and policy charges would affect policy death proceeds, fund value, and cash value.

                              Current Death Proceeds                  Current Fund Value
                       ------------------------------------- -------------------------------------
                            Annual Investment Return of           Annual Investment Return of
               Premium
Policy Premium Accum'd   Gross 0%    Gross 6%    Gross 12%     Gross 0%    Gross 6%    Gross 12%
 Year  Outlay   @ 5%   (Net -0.97%) (Net 5.03%) (Net 11.03%) (Net -0.97%) (Net 5.03%) (Net 11.03%)
   1    2,050    2,153   200,000      200,000     200,000        1,337       1,434        1,530
   2    2,050    4,413   200,000      200,000     200,000        2,612       2,887        3,175
   3    2,050    6,786   200,000      200,000     200,000        3,847       4,386        4,972
   4    2,050    9,278   200,000      200,000     200,000        5,069       5,957        6,963
   5    2,050   11,894   200,000      200,000     200,000        6,252       7,580        9,145
   6    2,050   14,641   200,000      200,000     200,000        7,422       9,282       11,562
   7    2,050   17,526   200,000      200,000     200,000        8,555      11,041       14,217
   8    2,050   20,554   200,000      200,000     200,000        9,653      12,863       17,136
   9    2,050   23,735   200,000      200,000     200,000       10,693      14,728       20,325
  10    2,050   27,074   200,000      200,000     200,000       11,677      16,638       23,816
  11    2,050   30,580   200,000      200,000     200,000       12,975      18,980       28,038
  12    2,050   34,262   200,000      200,000     200,000       14,214      21,392       32,677
  13    2,050   38,127   200,000      200,000     200,000       15,375      23,859       37,760
  14    2,050   42,186   200,000      200,000     200,000       16,350      26,277       43,240
  15    2,050   46,448   200,000      200,000     200,000       17,142      28,649       49,172
  20    2,050   71,174   200,000      200,000     200,000       19,671      41,133       89,205
  25    2,050  102,733   200,000      200,000     200,000       19,629      54,893      156,219
  30    2,050  143,010   200,000      200,000     288,823       15,099      69,123      269,928

         Current Cash Value
-------------------------------------
     Annual Investment Return of

  Gross 0%    Gross 6%    Gross 12%
(Net -0.97%) (Net 5.03%) (Net 11.03%)
        0           0            0
      972       1,247        1,535
    2,207       2,746        3,332
    3,429       4,317        5,323
    4,612       5,940        7,505
    5,782       7,642        9,922
    6,915       9,401       12,577
    8,218      11,428       15,701
    9,463      13,498       19,095
   10,652      15,613       22,791
   12,155      18,160       27,218
   13,599      20,777       32,062
   14,965      23,449       37,350
   16,145      26,072       43,035
   17,142      28,649       49,172
   19,671      41,133       89,205
   19,629      54,893      156,219
   15,099      69,123      269,928

This is an illustration, not a policy.

The maximum loan value is equal to 90% of the Cash Value. Loan interest at an annual rate of 5.25% will be charged in arrears on new or outstanding loans during the first 10 policy years. In policy years 11 and later, interest will be charged at the annual rate of 4.75% in arrears. These loan interest rates are guaranteed in the policy.

Borrowed funds are credited at 4.50% interest. Premiums are assumed to be paid at the beginning of the year or month. All other values and ages are at the end of the year and reflect any loans and surrenders. The current cost of insurance rates are not guaranteed and subject to change.

The hypothetical investment results are illustrative only, and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown, and will depend on a number of factors, including the investment allocations by policyowners, and the different investment rates of return for The Alger American Fund, Enterprise Accumulation Trust, INVESCO Variable Investment Funds, Inc., Janus Aspen Series, Lord Abbett Series Fund, MFS(R) Variable Insurance Trust/SM, MONY Series Fund, Inc., PBHG Insurance Series Fund, PIMCO Variable Insurance Trust, or The Universal Institutional Funds, Inc. portfolios. The Cash Value, Fund Value and Death Proceeds for a policy would be different from those shown if the actual rates of investment return applicable to the policy averaged 0.00%, 6.00%, or 12.00% over a period of years, but also fluctuated above or below those averages for individual policy years. No representations can be made by MONY Life Insurance Company of America, The Alger American Fund, Enterprise Accumulation Trust, INVESCO Variable Investment Funds, Inc., Janus Aspen Series, Lord Abbett Series Fund, MFS(R) Variable Insurance TrustSM, MONY Series Fund, Inc., PBHG Insurance Series Fund, PIMCO Variable Insurance Trust, or The Universal Institutional Funds, Inc., that these hypothetical rates of return can be achieved for any one year, or sustained over any period of time. /

Age 45 Male Non-Smoker Preferred                                                                                Prepared on 02/26/02
Specified Amount:  $200,000 . Death Benefit Option: Specified Amount for Option 1 . TP: $2,050.00 . GPT              Version 02.2002
Initial Modal Premium: $2,050.00 . Premium Mode: Annual . Riders: None                                                  Form # B2-98

[LOGO] MONY

                          LIFE INSURANCE ILLUSTRATION

                         MONY Variable Universal Life
               FLEXIBLE PREMIUM VARIABLE LIFE TO MATURITY POLICY

Numeric Summary The following table shows how differences in investment returns and policy charges would affect policy death proceeds, fund value, and cash value.

                              Current Death Proceeds                  Current Fund Value
                       ------------------------------------- -------------------------------------
                            Annual Investment Return of           Annual Investment Return of
               Premium
Policy Premium Accum'd   Gross 0%    Gross 6%    Gross 12%     Gross 0%    Gross 6%    Gross 12%
 Year  Outlay   @ 5%   (Net -0.97%) (Net 5.03%) (Net 11.03%) (Net -0.97%) (Net 5.03%) (Net 11.03%)
   1    2,050    2,153   201,336      201,432     201,528        1,336       1,432        1,528
   2    2,050    4,413   202,179      202,440     202,714        2,179       2,440        2,714
   3    2,050    6,786   202,988      203,471     204,000        2,988       3,471        4,000
   4    2,050    9,278   203,739      204,501     205,373        3,739       4,501        5,373
   5    2,050   11,894   204,408      205,506     206,816        4,408       5,506        6,816
   6    2,050   14,641   205,021      206,508     208,362        5,021       6,508        8,362
   7    2,050   17,526   205,555      207,484     209,997        5,555       7,484        9,997
   8    2,050   20,554   206,011      208,431     211,730        6,011       8,431       11,730
   9    2,050   23,735   206,365      209,325     213,546        6,365       9,325       13,546
  10    2,050   27,074   206,644      210,187     215,480        6,644      10,187       15,480
  11    2,050   30,580   207,171      211,351     217,892        7,171      11,351       17,892
  12    2,050   34,262   207,596      212,471     220,458        7,596      12,471       20,458
  13    2,050   38,127   207,921      213,545     223,198        7,921      13,545       23,198
  14    2,050   42,186   208,146      214,571     226,127        8,146      14,571       26,127
  15    2,050   46,448   208,273      215,547     229,268        8,273      15,547       29,268
  20    2,050   71,174   206,501      218,516     247,837        6,501      18,516       47,837
  25    2,050  102,733    LAPSED      214,845     270,117       LAPSED      14,845       70,117
  30    2,050  143,010    LAPSED       LAPSED     292,959       LAPSED      LAPSED       92,959

         Current Cash Value
-------------------------------------
     Annual Investment Return of

  Gross 0%    Gross 6%    Gross 12%
(Net -0.97%) (Net 5.03%) (Net 11.03%)
        0           0            0
      539         800        1,074
    1,348       1,831        2,360
    2,099       2,861        3,733
    2,768       3,866        5,176
    3,381       4,868        6,722
    3,915       5,844        8,357
    4,576       6,996       10,295
    5,135       8,095       12,316
    5,619       9,162       14,455
    6,351      10,531       17,072
    6,981      11,856       19,843
    7,511      13,135       22,788
    7,941      14,366       25,922
    8,273      15,547       29,268
    6,501      18,516       47,837
   LAPSED      14,845       70,117
   LAPSED      LAPSED       92,959

This is an illustration, not a policy.

The maximum loan value is equal to 90% of the Cash Value. Loan interest at an annual rate of 5.25% will be charged in arrears on new or outstanding loans during the first 10 policy years. In policy years 11 and later, interest will be charged at the annual rate of 4.75% in arrears. These loan interest rates are guaranteed in the policy.

Borrowed funds are credited at 4.50% interest. Premiums are assumed to be paid at the beginning of the year or month. All other values and ages are at the end of the year and reflect any loans and surrenders. The current cost of insurance rates are not guaranteed and subject to change.

The hypothetical investment results are illustrative only, and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown, and will depend on a number of factors, including the investment allocations by policyowners, and the different investment rates of return for The Alger American Fund, Enterprise Accumulation Trust, INVESCO Variable Investment Funds, Inc., Janus Aspen Series, Lord Abbett Series Fund, MFS(R) Variable Insurance Trust/SM/, MONY Series Fund, Inc., PBHG Insurance Series Fund, PIMCO Variable Insurance Trust, or The Universal Institutional Funds, Inc. portfolios. The Cash Value, Fund Value and Death Proceeds for a policy would be different from those shown if the actual rates of investment return applicable to the policy averaged 0.00%, 6.00%, or 12.00% over a period of years, but also fluctuated above or below those averages for individual policy years. No representations can be made by MONY Life Insurance Company of America, The Alger American Fund, Enterprise Accumulation Trust, INVESCO Variable Investment Funds, Inc., Janus Aspen Series, Lord Abbett Series Fund, MFS(R) Variable Insurance Trust/SM/, MONY Series Fund, Inc., PBHG Insurance Series Fund, PIMCO Variable Insurance Trust, or The Universal Institutional Funds, Inc., that these hypothetical rates of return can be achieved for any one year, or sustained over any period of time.

Age 45 Female Non-Smoker Preferred                                                                              Prepared on 02/26/02
Specified Amount: $200,000 . Death Benefit Option: Specified Amount for Option 2 . TP: $2,050.00 . GPT               Version 02.2002
Initial Modal Premium: $2,050.00 . Premium Mode: Annual . Riders: None                                                  Form # B2-98

[LOGO] MONY

                          LIFE INSURANCE ILLUSTRATION

                         MONY Variable Universal Life
               FLEXIBLE PREMIUM VARIABLE LIFE TO MATURITY POLICY


Numeric Summary The following table shows how differences in investment returns and policy charges would affect policy death proceeds, fund value, and cash value.

                              Current Death Proceeds                  Current Fund Value
                       ------------------------------------- -------------------------------------
                            Annual Investment Return of           Annual Investment Return of
               Premium
Policy Premium Accum'd   Gross 0%    Gross 6%    Gross 12%     Gross 0%    Gross 6%    Gross 12%
 Year  Outlay   @ 5%   (Net -0.97%) (Net 5.03%) (Net 11.03%) (Net -0.97%) (Net 5.03%) (Net 11.03%)
   1    2,050    2,153   201,336      201,432     201,528        1,336       1,432        1,528
   2    2,050    4,413   202,607      202,881     203,168        2,607       2,881        3,168
   3    2,050    6,786   203,837      204,374     204,958        3,837       4,374        4,958
   4    2,050    9,278   205,051      205,936     206,938        5,051       5,936        6,938
   5    2,050   11,894   206,226      207,547     209,103        6,226       7,547        9,103
   6    2,050   14,641   207,385      209,233     211,499        7,385       9,233       11,499
   7    2,050   17,526   208,505      210,973     214,125        8,505      10,973       14,125
   8    2,050   20,554   209,586      212,769     217,005        9,586      12,769       17,005
   9    2,050   23,735   210,606      214,601     220,141       10,606      14,601       20,141
  10    2,050   27,074   211,565      216,468     223,560       11,565      16,468       23,560
  11    2,050   30,580   212,834      218,758     227,690       12,834      18,758       27,690
  12    2,050   34,262   214,039      221,106     232,209       14,039      21,106       32,209
  13    2,050   38,127   215,157      223,490     237,133       15,157      23,490       37,133
  14    2,050   42,186   216,071      225,789     242,380       16,071      25,789       42,380
  15    2,050   46,448   216,782      227,999     247,983       16,782      27,999       47,983
  20    2,050   71,174   218,733      239,054     284,487       18,733      39,054       84,487
  25    2,050  102,733   217,826      249,786     341,388       17,826      49,786      141,388
  30    2,050  143,010   212,126      257,726     429,436       12,126      57,726      229,436

         Current Cash Value
-------------------------------------
     Annual Investment Return of

  Gross 0%    Gross 6%    Gross 12%
(Net -0.97%) (Net 5.03%) (Net 11.03%)
        0           0            0
      967       1,241        1,528
    2,197       2,734        3,318
    3,411       4,296        5,298
    4,586       5,907        7,463
    5,745       7,593        9,859
    6,865       9,333       12,485
    8,151      11,334       15,570
    9,376      13,371       18,911
   10,540      15,443       22,535
   12,014      17,938       26,870
   13,424      20,491       31,594
   14,747      23,080       36,723
   15,866      25,584       42,175
   16,782      27,999       47,983
   18,733      39,054       84,487
   17,826      49,786      141,388
   12,126      57,726      229,436

This is an illustration, not a policy.

The maximum loan value is equal to 90% of the Cash Value. Loan interest at an annual rate of 5.25% will be charged in arrears on new or outstanding loans during the first 10 policy years. In policy years 11 and later, interest will be charged at the annual rate of 4.75% in arrears. These loan interest rates are guaranteed in the policy.

Borrowed funds are credited at 4.50% interest. Premiums are assumed to be paid at the beginning of the year or month. All other values and ages are at the end of the year and reflect any loans and surrenders. The current cost of insurance rates are not guaranteed and subject to change.

The hypothetical investment results are illustrative only, and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown, and will depend on a number of factors, including the investment allocations by policyowners, and the different investment rates of return for The Alger American Fund, Enterprise Accumulation Trust, INVESCO Variable Investment Funds, Inc., Janus Aspen Series, Lord Abbett Series Fund, MFS(R) Variable Insurance Trust/SM, MONY Series Fund, Inc., PBHG Insurance Series Fund, PIMCO Variable Insurance Trust, or The Universal Institutional Funds, Inc. portfolios. The Cash Value, Fund Value and Death Proceeds for a policy would be different from those shown if the actual rates of investment return applicable to the policy averaged 0.00%, 6.00%, or 12.00% over a period of years, but also fluctuated above or below those averages for individual policy years. No representations can be made by MONY Life Insurance Company of America, The Alger American Fund, Enterprise Accumulation Trust, INVESCO Variable Investment Funds, Inc., Janus Aspen Series, Lord Abbett Series Fund, MFS(R) Variable Insurance TrustSM, MONY Series Fund, Inc., PBHG Insurance Series Fund, PIMCO Variable Insurance Trust, or The Universal Institutional Funds, Inc., that these hypothetical rates of return can be achieved for any one year, or sustained over any period of time. /

Age 45 Female Non-Smoker Preferred                                                                              Prepared on 02/26/02
Specified Amount: $200,000 . Death Benefit Option: Specified Amount for Option 2 . TP: $2,050.00 . GPT               Version 02.2002
Initial Modal Premium: $2,050.00 . Premium Mode: Annual . Riders: None                                                  Form # B2-98

The complete registration statement and other filed documents for MONY America Variable Account L can be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. You may get information on the operation of the public reference room by calling the Securities and Exchange Commission at 1-800-SEC-0330. The registration statement and other filed documents for MONY America Variable Account L are available on the Securities and Exchange Commission's Internet site at http://www.sec.gov. You may get copies of this information by paying a duplicating fee, and writing the Public Reference Section of the Securities and Exchange Commission, Washington, D.C. 20549-6009.

                                    PART II

                  (INFORMATION NOT REQUIRED IN A PROSPECTUS)

                                    PART II

                          UNDERTAKING TO FILE REPORTS

   Subject to the terms and conditions of Section 15(d) of the Securities Exchange Act of 1934, the Registrant hereby undertakes to file with the Securities and Exchange Commission such supplementary and periodic information, documents, and Reports as may be prescribed by any rule or regulation of the Commission heretofore, or hereafter duly adopted pursuant to authority conferred in that Section.

Rule 484 Undertaking

   The By-Laws of MONY Life Insurance Company of America ("MONY America") provide, in Article VI as follows:

      SECTION 1. The Corporation shall indemnify any existing or former director, officer, employee or agent of the Corporation against all expenses incurred by them and each of them which may arise or be incurred, rendered or levied in any legal action brought or threatened against any of them for or on account of any action or omission alleged to have been committed while acting within the scope of employment as director, officer, employee or agent of the Corporation, whether or not any action is or has been filed against them and whether or not any settlement or compromise is approved by a court, all subject and pursuant to the provisions of the Articles of Incorporation of this Corporation.

      SECTION 2. The indemnification provided in this By-Law shall not be deemed exclusive of any other rights to which those seeking indemnification may be entitled under By-Law, agreement, vote of stockholders or disinterested directors or otherwise, both as to action in his official capacity and as to action in another capacity while holding office, and shall continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of the heirs, executors, and administrators of such a person.

   Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification for such liabilities (other than the payment by the Registrant of expense incurred or paid by a director, officer, or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant, will (unless in the opinion of its counsel the matter has been settled by controlling precedent) submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Representations Relating to Section 26 of the Investment Company Act of 1940

   Registrant and MONY Life Insurance Company of America represent that the fees and charges deducted under the contract, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by MONY Life Insurance Company of America.

Contents of Registration Statement

   This Registration Statement comprises the following papers and documents:

      The Facing Sheet.

      Cross-Reference to items required by Form N-8B-2.

      Prospectus.

      The Undertaking to file reports.

      The signatures.

      Written consents of the following persons:

      The following exhibits:

          1. The following exhibits correspond to those required by paragraph A of the instructions as exhibits to Form N-8B2:

             (1) Resolution of the Board of Directors of MONY America authorizing establishment of MONY America Variable Account L, filed as Exhibit 1 to Registration Statement on Form S-6, dated February 21, 1985 (Registration Nos. 2-95900 and 811-4235), is incorporated herein by reference.

             (2) Not applicable.

             (3) (a) Underwriting Agreement between MONY Life Insurance Company of America, MONY Series Fund, Inc., and MONY Securities Corp., filed as Exhibit 3(a) to Pre-Effective Amendment No. 1 to Registration Statement on Form S-6, dated January 6, 1995 (Registration Nos. 33-82570 and 811-4235), is incorporated by referenced herein.

             (b) Proposed specimen agreement between MONY Securities Corp. and registered representatives, filed as Exhibit 3(b) of Pre-Effective Amendment No. 1, dated December 17, 1990, to Registration Statement on Form N-4 (Registration Nos. 33-37722 and 811-6126) is incorporated herein by reference.

             (c) Specimen commission schedule (Career Contract Schedule) filed as Exhibit 1. (3)(c) to Pre-Effective Amendment No. 1 to Registration Statement on Form S-6, dated December 7, 2001 (Registration Nos. 333-72596 and 811-4235), is incorporated herein by reference.

             (4) Not applicable.

             (5) Specimen form of policy filed as Exhibit 1. (5) to Pre-Effective Amendment No. 1 to Registration Statement on Form S-6, dated December 7, 2001 (Registration Nos. 333-72596 and 811-4235), is incorporated herein by reference.

             (6) Articles of Incorporation and By-Laws of MONY America filed as Exhibits 6(a) and 6(b), respectively, to Registration Statement Registration No. 33-13183) dated April 6, 1987, is incorporated herein by reference.

             (7) Not applicable.

             (8)

             (a) Investment Advisory Agreement between MONY Life Insurance Company of America and MONY Series Fund, Inc. filed as Exhibit 5(i) to Post-Effective amendment No. 14 to Registration Statement (Registration Nos. 2-95501 and 811-4209) dated February 27, 1998, is incorporated herein by reference.

             (b) Services Agreement between The Mutual Life Insurance Company of New York and MONY Life Insurance Company of America filed as
          Exhibit 5(ii) to Pre-Effective Amendment to Registration Statement (Registration Nos. 2-95501 and 811-4209) dated July 19, 1985, is incorporated herein by reference.

             (c) Fund Participation Agreement among Enterprise Accumulation Trust, MONY Life Insurance Company of America and MONY Life Insurance Company, filed as Exhibit 8(a) to Post-Effective Amendment No. 7 to Registration Statement on Form N-4 dated April 18, 2001 (Registration Nos. 333-72259 and 811-6216), is incorporated herein by reference.

             (d) Investment Advisory Agreement between Enterprise Capital Management, Inc. ("Enterprise Capital") and The Enterprise Accumulation Trust ("Trust"), and Enterprise Capital, the Trust, and Retirement System Investors Inc., as sub-adviser, filed as Exhibit
          (d)(iii) to Post-Effective Amendment No. 17 to Registration Statement (Registration Nos. 33-21534 and 811-05543) dated May 3, 1999.

             (e) Investment Advisory Agreement between Enterprise Capital Management, Inc. ("Enterprise Capital") and The Enterprise Accumulation Trust ("Trust"), and Enterprise Capital, the Trust, and 1740 Advisers, Inc., as sub-adviser, filed as Exhibit (d)(v) to Post-Effective Amendment No. 17 to Registration Statement (Registration Nos. 33-21534 and 811-05543) dated May 3, 1999.

             (f) Investment Advisory Agreement between Enterprise Capital Management, Inc. ("Enterprise Capital") and The Enterprise Accumulation Trust ("Trust"), and Enterprise Capital, the Trust, and Marsico Capital Management, LLC, as sub-adviser, filed as Exhibit
          (d)(vi) to Post- Effective Amendment No. 20 to Registration Statement (Registration Nos. 33-21534 and 811-05543) dated April 27, 2000.

             (g) Investment Advisory Agreement between Enterprise Capital Management, Inc., ("Enterprise Capital") and The Enterprise Accumulation Trust ("Trust"), and Enterprise Capital, the Trust, and Montag & Caldwell, Inc., as sub-adviser, filed as Exhibit (d)(ii) to Post-Effective Amendment No. 17 to Registration Statement (Registration Nos. 33-21534 and 811-05543) dated May 3, 1999.

             (h) Investment Advisory Agreement between Enterprise Capital Management, Inc., ("Enterprise Capital") and The Enterprise Accumulation Trust ("Trust"), and Enterprise Capital, the Trust, and TCW Investment Management Company, as sub-adviser, filed as Exhibit
          (d)(iv) to Post-Effective Amendment No. 20 to Registration Statement (Registration Nos. 33-21534 and 811-05543) dated April 27, 2000.

             (i) Investment Advisory Agreement between Enterprise Capital Management, Inc., ("Enterprise Capital") and The Enterprise Accumulation Trust ("Trust"), and Enterprise Capital, the Trust, and William D. Witter, Inc., as sub-adviser, filed as Exhibit (d)(vii) to Post-Effective Amendment No. #17 to Registration Statement (Registration Nos. 33-21534 and 811-05543) dated May 3, 1999.

             (j) Investment Advisory Agreement between Enterprise Capital Management, Inc., ("Enterprise Capital") and The Enterprise Accumulation Trust ("Trust"), and Enterprise Capital, the Trust, and GAMCO Investors, Inc., as sub-adviser, filed as Exhibit (d)(viii) to Post-Effective Amendment No. #17 to Registration Statement (Registration Nos. 33-21534 and 811-05543) dated May 3, 1999.

             (k) Investment Advisory Agreement between Enterprise Capital Management, Inc. ("Enterprise Capital") and the Enterprise Accumulation Trust ("Trust"), and Enterprise Capital, the Trust, and Vontobel USA Inc., as sub-adviser, filed as Exhibit (d)(ix) to Post-Effective Amendment No. 17 to Registration Statement (Registration Nos. 33-21534 and 811-05543) dated May 3, 2000.

             (l) Investment Advisory Agreement between Enterprise Capital Management, Inc. ("Enterprise Capital") and the Enterprise Accumulation Trust ("Trust"), and Enterprise Capital, the Trust, and Caywood-Scholl Capital Management, as sub-adviser, filed as Exhibit
          (d)(xi) to Post- Effective Amendment No. 17 to Registration Statement (Registration Nos. 33-21534 and 811-05543) dated May 3, 1999.

             (m) Investment Advisory Agreement between Enterprise Capital Management, Inc. ("Enterprise Capital") and the Enterprise Accumulation Trust ("Trust"), and Enterprise Capital, the Trust, and OpCap Advisors, as sub-adviser, filed as Exhibit (d)(xv) to Post-Effective

          Amendment No. 20 to Registration Statement (Registration Nos. 33-21534 and 811-05543) dated April 27, 2000.

             (n) Investment Advisory Agreement between Enterprise Capital Management, Inc. ("Enterprise Capital") and the Enterprise Accumulation Trust ("Trust"), and Enterprise Capital, the Trust, and Sanford C. Bernstein & Co., Inc., as sub-adviser, filed as Exhibit
          (d)(xvi) to Post-Effective Amendment No. 20 to Registration Statement (Registration Nos. 33-21534 and 811-05543) dated April 27, 2000.

             (o) Investment Advisory Agreement between Enterprise Capital Management, Inc. ("Enterprise Capital") and the Enterprise Accumulation Trust ("Trust"), and Enterprise Capital, the Trust, and Fred Alger Management, Inc., as sub-adviser, filed as Exhibit
          (d)(xiii) to Post-Effective Amendment No. 18 to Registration Statement (Registration Nos. 33-21534 and 811-05543) dated May 28, 1999.

             (9) Not applicable.

             (10) Specimen application form for Flexible Premium Variable Universal Life Insurance Policy is filed herein as Exhibit 1.(10) to Pre-Effective Amendment No. 1 to Registration Statement on Form S-6, dated December 7, 2001 (Registration Nos. 333-72596 and 811-4235), is incorporated herein by reference.

             (11) Code of Ethics for Operation of MONY Life Insurance Company and its Subsidiaries, filed as Exhibit (11) to Post-Effective Amendment No. 12 to Registration Statement on Form S-6, dated February 27, 2001 (Registration Nos. 33-82570 and 811-4235) is incorporated herein by reference.

          2. Opinion and consent of Arthur D. Woods, Vice President-Variable Products and Broker-Dealer Operations Counsel, MONY Life Insurance Company, as to legality of the securities being registered filed as
       Exhibit 2 on November 1, 2001 to Registration Statement (Registration Nos. 333-72596 and 811-4235) is incorporated herein by reference.

          3. Not applicable.

          4. Not applicable.

          5. Consent of PricewaterhouseCoopers LLP as to financial statements of MONY Life Insurance Company of America to be filed by amendment.

          6. Opinion and consent of Pamela Duffy, Vice President, Product Development, MONY Life Insurance Company, as to actuarial matters filed as Exhibit 6 to Pre-Effective Amendment No. 1 to Registration Statement on Form S-6, dated December 7, 2001 (Registration Nos. 333-72596 and 811-4235), is incorporated herein by reference.

                                  SIGNATURES

   Pursuant to the requirements of the Securities Act of 1933, the Registrant, MONY America Variable Account L of MONY Life Insurance Company of America, has duly caused this Post-Effective Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York and the State of New York, on this 1st day of March, 2002. Registrant hereby certifies that the requirements of Rule 485 have been met.

                                          MONY AMERICA VARIABLE ACCOUNT L OF
                                          MONY LIFE INSURANCE COMPANY OF AMERICA


                                                    /s/  MICHAEL I. ROTH
                                          By: _______________________________
                                                 Michael I. Roth, Director,
                                                        Chairman of
                                               the Board, and Chief Executive
                                                          Officer

   Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 1 to the Registration Statement has been duly signed below by the following persons in the capacities and on the date indicated.

                            Signature                               Date
                            ---------                               ----
                       /s/ MICHAEL I. ROTH                      March 1, 2002
   ------------------------------------------------------------
                         Michael I. Roth
               Director, Chairman of the Board and
                     Chief Executive Officer

                        /s/ SAMUEL J. FOTI                      March 1, 2002
   ------------------------------------------------------------
                          Samuel J. Foti
         Director, President and Chief Operating Officer

                       /s/ RICHARD DADDARIO                     March 1, 2002
   ------------------------------------------------------------
                         Richard Daddario
   Director, Vice President and Controller (Principal Financial
                     and Accounting Officer)

                      /s/ KENNETH M. LEVINE                     March 1, 2002
   ------------------------------------------------------------
                        Kenneth M. Levine
              Director and Executive Vice President

                       /s/ MARGARET G. GALE                     March 1, 2002
   ------------------------------------------------------------
                         Margaret G. Gale
                   Director and Vice President

                       /s/ STEVEN G. ORLUCK                     March 1, 2002
   ------------------------------------------------------------
                         Steven G. Orluck
                   Director and Vice President

                      /s/ RICHARD E. CONNORS                    March 1, 2002
   ------------------------------------------------------------
                        Richard E. Connors
                             Director